As filed with the Securities and Exchange Commission on December 20, 2000
                                                       Registration No. 33-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No.___

                          LEGG MASON GLOBAL TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                               Baltimore, MD 21202
                    (Address of Principal Executive Offices)

                                 (410) 539-0000
                  (Registrant's Area Code and Telephone Number)

                               Marc R. Duffy, Esq.
                          Legg Mason Wood Walker, Inc.
                                100 Light Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                   Copies to:
                              Arthur J. Brown, Esq.
                             Valerie M. Baruch, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9367

         Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

         It is proposed that this filing will become effective on January 22, 2001 , pursuant to Rule 488.

         Title of securities being registered: Class A, Primary Class and Institutional Class shares of capital stock, par value $0.001 per share, of the series of the Registrant designated as Legg Mason Europe Fund.

         No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

                          LEGG MASON GLOBAL TRUST, INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                          LEGG MASON GLOBAL TRUST, INC.


                                     PART A

                        BARTLETT VALUE INTERNATIONAL FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                January 26, 2001

Dear Bartlett Value International Fund Shareholder:

         The attached proxy materials describe a proposal that Bartlett Value International Fund ("Bartlett International Fund") merge into Legg Mason Europe Fund, a series of Legg Mason Global Trust, Inc. If the proposal is approved and implemented, each shareholder of Bartlett International Fund will automatically become a shareholder of Legg Mason Europe Fund.

         YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. The board believes that combining the two Funds will benefit Bartlett International Fund's shareholders by providing them with a portfolio that has a similar investment objective and a different but similar investment strategy. The shareholders of Bartlett International Fund will be invested in a fund with a substantially larger asset base and lower overall expenses. The attached proxy materials provide more information about the proposed reorganization and the two Funds.

         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by facsimile or in person.

                                          Very truly yours,


                                          Edward A. Taber, III
                                          President
                                          Bartlett Capital Trust/Bartlett Value
                                          International Fund

                        BARTLETT VALUE INTERNATIONAL FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)
                                _________________

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 9, 2001
                                _________________

To the Shareholders:

         A special meeting of shareholders of Bartlett Value International Fund ("Bartlett International Fund"), a series of Bartlett Capital Trust, will be held on March 9, 2001 at 10:00 a.m., at the offices of Bartlett International Fund at 100 Light Street, Baltimore, Maryland 21202, for the following purposes:

         (1) To approve an Agreement and Plan of Reorganization and Termination under which Legg Mason Europe Fund, a series of Legg Mason Global Trust, Inc., would acquire all the assets of Bartlett International Fund in exchange solely for shares of Legg Mason Europe Fund and the assumption by Legg Mason Europe Fund of all of Bartlett International Fund's liabilities, followed by the distribution of those shares to the shareholders of Bartlett International Fund, all as described in the accompanying Prospectus/Proxy Statement; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

         You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Bartlett International Fund at the close of business on January 26, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. As an alternative to using the paper proxy card to vote, you may vote by facsimile or in person.



                                          By order of the board of trustees,


                                          Marie K. Karpinski
                                          Secretary

January 26, 2001

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by mail, by facsimile machine, or in person. Shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-___-____. If we do not receive your completed proxy cards after several weeks, we or someone on our behalf may contact you.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                             LEGG MASON EUROPE FUND
                   (A SERIES OF LEGG MASON GLOBAL TRUST, INC.)

                        BARTLETT VALUE INTERNATIONAL FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                100 LIGHT STREET
                               BALTIMORE, MD 21202
                                 (410) 539-0000


                           PROSPECTUS/PROXY STATEMENT
                                JANUARY 26, 2001


         This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Bartlett Value International Fund ("Bartlett International Fund"), a series of Bartlett Capital Trust, in connection with the solicitation of proxies by its board of trustees for use at a special meeting of its shareholders to be held on March 9, 2001 at 10:00 a.m., Eastern time, and at any adjournment thereof, if it is adjourned for any reason.

         As more fully described in this Proxy Statement, the purpose of the meeting is to vote on a proposed reorganization in which Legg Mason Europe Fund, a series of Legg Mason Global Trust, Inc. ("Global Trust"), would acquire all the assets of Bartlett International Fund, in exchange solely for shares of Legg Mason Europe Fund and the assumption by Legg Mason Europe Fund of all the liabilities of Bartlett International Fund. Those shares of Legg Mason Europe Fund would then be distributed to the shareholders of Bartlett International Fund, so that each shareholder would receive a number of full and fractional shares of Legg Mason Europe Fund having an aggregate value that, on the effective date of the Reorganization, would equal the aggregate net asset value of the shareholder's shares of Bartlett International Fund. (These transactions are referred to collectively as the "Reorganization"). As soon as practicable following the distribution of shares, Bartlett International Fund would be terminated.

         Legg Mason Europe Fund is a diversified series of Global Trust, which is an open-end management investment company. Whereas Legg Mason Europe Fund's investment objective is to seek long-term growth of capital by investing substantially all of its assets in equity securities in Europe, Bartlett
International Fund's investment objective is to seek capital appreciation by investing in equity securities located anywhere outside the United States. Income is a secondary consideration. The Funds are advised by separate advisers, each of which uses different strategies to achieve the respective Fund's investment objectives.

         This Proxy Statement, which should be retained for future reference, sets forth concisely information about the Reorganization and Legg Mason Europe Fund that a shareholder should know before voting on the Reorganization.

         A Statement of Additional Information, dated January 26, 2001, relating to the Reorganization and including historical financial statements ("Reorganization Statement of Additional Information"), has been filed with the

Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, the Reorganization Statement of Additional Information is legally a part of this Proxy Statement). A Primary Class and Class A Shares Prospectus and an Institutional* Class Shares Prospectus for Legg Mason Europe Fund, each dated April 28, 2000 and a Class A and Class C Shares Prospectus and a Class Y Shares Prospectus for Bartlett International Fund, each dated April 28, 2000, have been filed with the SEC and also are incorporated herein by this reference. Management's discussion of the performance of Legg Mason Europe Fund, which is included in its Annual Report to Shareholders for the fiscal year ended December 31, 1999, is attached as Appendix C to this Proxy Statement/Prospectus.

         A Statement of Additional Information for Legg Mason Europe Fund, dated April 28, 2000, and that Fund's Annual Report to Class A and Primary Class shareholders and Annual Report to Institutional Class shareholders for the fiscal year ended December 31, 1999 and Semi-Annual Report to Class A and Primary Class shareholders and Semi-Annual Report to Institutional Class shareholders for the period ended June 30, 2000, have each been filed with the
SEC and are incorporated by reference to the Reorganization Statement of Additional Information. A Statement of Additional Information for Bartlett International Fund, also dated April 28, 2000, and that Fund's Annual Report to Class A and Class C shareholders and Annual Report to Class Y shareholders for the fiscal year ended December 31, 1999 and Semi-Annual Report to Class A and Class C shareholders and Semi-Annual Report to Class Y shareholders for the period ended June 30, 2000, have each been filed with the SEC and are also incorporated by reference to the Reorganization Statement of Additional Information.

         The Legg Mason Europe Fund and Bartlett International Fund documents incorporated by reference herein and in the Reorganization Statement of Additional Information and additional information about the Funds has been filed with the SEC and may be obtained without charge, and further inquiries may be made, by writing to Legg Mason Wood Walker, Inc., 100 Light Street, P.O. Box 1476, Baltimore, Maryland 21203-1476, or by calling toll-free 1-800-822-5544. The SEC maintains a website (http://www.sec.gov) that contains material incorporated by reference, together with other information regarding Legg Mason Europe Fund and Bartlett International Fund. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF LEGG MASON EUROPE FUND BEING OFFERED IN THE REORGANIZATION, OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------
* In November 2000, the Navigator Class of Legg Mason Europe Fund was renamed the Institutional Class.

                                TABLE OF CONTENTS

SECTION TITLE                                                                            PAGE

VOTING INFORMATION..........................................................................1
THE REORGANIZATION..........................................................................3
SYNOPSIS....................................................................................3
     The Proposed Reorganization............................................................3
     Comparative Fee Table..................................................................4
     Example of Effect on Fund Expenses.....................................................5
     Investment Objectives and Policies.....................................................6
     Forms of Organization..................................................................7
     Investment Adviser.....................................................................7
     Distributor............................................................................8
     Fund Directors and Officers............................................................9
     Operations of Legg Mason Europe Fund Following the Reorganization......................9
     Performance...........................................................................10
     Purchases and Redemptions.............................................................12
     Exchanges.............................................................................12
     Dividends and Other Distributions.....................................................13
     Federal Income Tax Consequences of the Reorganization.................................13
COMPARISON OF PRINCIPAL RISK FACTORS.......................................................13
THE PROPOSED TRANSACTION...................................................................16
     Reorganization Plan...................................................................16
     Reasons for the Reorganization........................................................17
     Description of Securities to be Issued................................................18
     Temporary Waiver of Investment Restrictions...........................................19
     Federal Income Tax Considerations.....................................................19
     Capitalization........................................................................20
     Additional Information about Legg Mason Europe Fund - Financial Highlights............21
OTHER BUSINESS.............................................................................25
MISCELLANEOUS..............................................................................25
     Available Information.................................................................25
     Legal Matters.........................................................................25
     Experts...............................................................................25
APPENDIX A:  Principal Shareholders.......................................................A-1
APPENDIX B:  Agreement and Plan of Reorganization and Termination.........................B-1
APPENDIX C:  Management's Discussion of Fund Performance (Legg Mason Europe Fund).........C-1
APPENDIX D:  Comparison of Investment Objectives and Limitations of
      Bartlett International Fund and Legg Mason Europe Fund..............................D-1
APPENDIX E:  Form of Proxy................................................................E-1

                        BARTLETT VALUE INTERNATIONAL FUND
                      (a series of Bartlett Capital Trust)

                                   -----------

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 9, 2001
                                   -----------


                               VOTING INFORMATION

         This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of Bartlett Value International Fund ("Bartlett International Fund"), a series of Bartlett Capital Trust, in connection with the solicitation of proxies from its shareholders by the board of trustees of Bartlett Capital Trust ("Board") for use at a special meeting of shareholders to be held on March 9, 2001, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about January 26, 2001.

         A majority of Bartlett International Fund's shares outstanding on January 26, 2001 ("Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Bartlett Capital Trust prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given. Proxies voted by facsimile may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

         As of January 22, 2001, Bartlett International Fund had _____________ shares of beneficial interest outstanding, which were composed of the following classes: __________ Class A shares, __________ Class C shares, and __________ Class Y shares. Shareholder Communications Corp., 17 State Street, 22nd Floor, New York, New York 10004 has been retained to aid in the solicitation of proxies. The costs of retaining Shareholder Communications Corp. which are anticipated to be approximately $_________, and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by Legg Mason Wood Walker, Inc. ("Legg Mason"), or one of its affiliates and not by either Bartlett International Fund or Legg Mason Europe Fund (each a "Fund").

         [Except as set forth in Appendix A, as of January 22, 2001, each Fund does not know of any person who owns beneficially 5% or more of the shares of any class of that Fund. As of that same date, the trustees and officers of Bartlett Capital Trust, as a group, own in the aggregate less than 1% of the shares of Bartlett International Fund.]

         REQUIRED VOTE. Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Bartlett International Fund as defined in the 1940 Act. This means that the proposal must be approved by the lesser of (1) 67% or more of the Fund's shares present at the Meeting if the owners of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of its outstanding shares. Each outstanding full share of Bartlett International Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of Bartlett International Fund, the Board of Trustees of Bartlett Capital Trust will determine what action to take.

THE REORGANIZATION

         PROPOSAL. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH LEGG MASON EUROPE FUND WOULD ACQUIRE ALL THE ASSETS OF BARTLETT INTERNATIONAL FUND IN EXCHANGE SOLELY FOR SHARES OF LEGG MASON EUROPE FUND AND THE ASSUMPTION BY LEGG MASON EUROPE FUND OF ALL OF BARTLETT INTERNATIONAL FUND'S LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF BARTLETT INTERNATIONAL FUND ("REORGANIZATION").

                                    SYNOPSIS

         The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectuses of each Fund (which are incorporated herein by reference) and the Statement of Additional Information of each Fund (which are incorporated by reference into the Reorganization Statement of Additional Information), and the Reorganization Plan. A copy of the form of the Reorganization Plan is attached as Appendix B to this Proxy Statement. As discussed more fully below, the Board believes that the Reorganization will benefit Bartlett International Fund's shareholders. The Funds are essentially compatible in terms of their investment objectives, policies, strategies and limitations.


THE PROPOSED REORGANIZATION

         The Board considered and approved the Reorganization Plan at a meeting held on October 30, 2000. The Reorganization Plan provides for the acquisition of all the assets of Bartlett International Fund by Legg Mason Europe Fund, in exchange solely for shares of common stock of Legg Mason Europe Fund and the assumption by Legg Mason Europe Fund of all the liabilities of Bartlett International Fund. Bartlett International Fund then will distribute those shares of Legg Mason Europe Fund to its shareholders, so that each Bartlett International Fund shareholder will receive the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Bartlett International Fund as of the day the Reorganization is completed. Bartlett International Fund will be terminated as soon as practicable thereafter.

         If the Reorganization Plan is approved by Bartlett International Fund shareholders, shareholders of each class of Bartlett International Fund will receive in the Reorganization shares of the comparable class of Legg Mason Europe Fund. That is, Class A shareholders of Bartlett International Fund will receive Class A shares of Legg Mason Europe Fund, Class C shareholders of Bartlett International Fund will receive Primary Class shares of Legg Mason Europe Fund, and Class Y shareholders of Bartlett International Fund will receive Institutional Class shares of Legg Mason Europe Fund.

         The Reorganization will occur as of the close of business on March 30, 2001, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

         For the reasons set forth below under "The Proposed Transaction - Reasons for the Reorganization," the Board, including its trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of Bartlett Capital Trust, or Legg Mason Global Trust, Inc. ("Global Trust") ("Independent Trustees"), has determined that the Reorganization is in the best interests of Bartlett International Fund and that the interests of Bartlett International Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the Reorganization. In addition, the board of directors of Global Trust, including its directors who are not "interested persons," as that term is defined in the 1940 Act, of Bartlett Capital Trust or Global Trust has determined that the Reorganization is in the best interests of Legg Mason Europe Fund and that the interests of Legg Mason Europe Fund's shareholders will not be diluted as a result of the Reorganization.


COMPARATIVE FEE TABLE

         As shown in the tables below, the expense ratios of the Class A, Class C and Class Y shares of Bartlett International Fund are generally higher than the expense ratios of the comparable classes of Legg Mason Europe Fund shares. Although these expense ratios are historical only, the terms of the contracts that Legg Mason Europe Fund has with its service providers and that Fund's higher asset levels warrant an expectation of lower costs for the combined Fund.

         Annualized current fees and expenses incurred by each Fund for the fiscal year ended December 31, 2000, and PRO FORMA fees for Legg Mason Europe Fund after the Reorganization are shown below.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 LEGG MASON                        BARTLETT VALUE                           PRO FORMA
                                 EUROPE FUND                     INTERNATIONAL FUND                       COMBINED FUND
                      -------------------------------         --------------------------           -------------------------
                                  Primary   Institutional                                                  Primary    Institutional
                      Class A     Class        Class       Class A     Class C      Class Y     Class A     Class       Class
                      Shares      Shares       Shares      Shares      Shares       Shares      Shares      Shares      Shares
                      ------      ------       ------      ------      ------       ------      ------      ------      ------
Maximum sales         4.75%        none         none       4.75%       none         none       4.75%        none        none
charge imposed
on purchases of
shares

Deferred Sales        none(a)      none         none       none(a)     1.00%(b)     none       none(a)      none        none
Charge

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS A % OF NET ASSETS) (AFTER FEE WAIVERS OR EXPENSE REIMBURSEMENTS, IF ANY)

                                   LEGG MASON                        BARTLETT VALUE                           PRO FORMA
                                  EUROPE FUND(d)                  INTERNATIONAL FUND(c)                      COMBINED FUND
                         -----------------------------        ---------------------------           ---------------------------
                                  Primary    Institutional                                                 Primary    Institutional
                      Class A     Class        Class       Class A     Class C      Class Y     Class A     Class       Class
                      Shares      Shares       Shares      Shares      Shares       Shares      Shares      Shares      Shares
                      ------      ------       ------      ------      ------       ------      ------      ------      ------
Management fees       1.00%        1.00%        1.00%       1.25%        1.25%      1.25%       1.00%         1.00%      1.00%

Rule 12b-1 fees       0.25%        1.00%        none        0.25%        1.00%       none       0.25%         1.00%      none

Other expenses          %            %           %           %            %           %           %           %            %
                       ---          ---         ---         ---          ---         ---         ---         ---          ---

Total fund              %            %           %           %            %           %           %           %            %
operating
expenses (net of
waivers)

    (a) A CDSC of 1% of the net asset value of Class A shares of the Fund is imposed on redemptions of shares purchased pursuant to the front-end sales charge waiver on purchases of $1 million or more of Class A shares made within one year of the purchase date.

    (b) A CDSC of 1% of net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of Bartlett International Fund Class C shares made within one year of the purchase date. A sales charge will not be imposed on purchases or redemptions occurring as a result of the Reorganization.

    (c) Bartlett, as investment adviser, has voluntarily agreed to waive fees so that expenses of Class A shares, Class C shares, and Class Y shares (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rates of 1.80%, 2.55% and 1.55%, respectively, of the Fund's average daily net assets attributable to that particular class. These voluntary waivers will continue until April 30, 2001 and may be terminated at any time. With these waivers, for the fiscal year ended December 31, 2000, annualized management fees and total fund operating expenses were ___% and ___%, respectively, for Class A shares, ___% and ___%, respectively, for Class C shares, and ___% and ____%, respectively, for Class Y shares.

    (d) The manager has voluntarily agreed to waive fees so that expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of 1.85%, 2.60% and 1.60%, respectively, of the Fund's average daily net assets attributable to Class A, Primary Class and Institutional Class shares. [No fee waivers were necessary for the Fund for the fiscal year ended December 31, 2000.] These voluntary waivers will continue until April 30, 2002 and may be terminated at any time.


EXAMPLE OF EFFECT ON FUND EXPENSES

         The Example is intended to help you compare the cost of investing in Bartlett International Fund with the cost of investing in Legg Mason Europe Fund, as it presently exists, and the cost of investing in Legg Mason Europe Fund, assuming the Reorganization has been completed.

         The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses are those shown in the tables above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                     ONE YEAR     THREE YEARS      FIVE YEARS       TEN YEARS
                                     --------     -----------      ----------       ---------
BARTLETT INTERNATIONAL FUND:

    Class A                             $              $                $               $

    Class C                             $              $                $               $
    (assuming no redemption)

    Class Y                             $              $                $               $

LEGG MASON EUROPE FUND:                 $              $                $               $

    Class A                             $              $                $               $

    Primary Class shares                $              $                $               $

    Institutional Class shares          $              $                $               $

COMBINED FUND (PRO FORMA):              $              $                $               $

    Class A                             $              $                $               $

    Primary Class shares                $              $                $               $

    Institutional Class shares          $              $                $               $

INVESTMENT OBJECTIVES AND POLICIES

         The two Funds have similar investment objectives, policies, and limitations. The Funds, however, are advised by separate advisers, each of which uses different strategies to achieve the respective Fund's investment objectives. In addition, whereas Bartlett International seeks to achieve its objective by investing substantially all of its assets in equity securities of issuers located anywhere outside of the United States, Legg Mason Europe Fund seeks to achieve its objective by investing substantially all of its assets in equity securities only in Europe. Bartlett International's investment objective is to seek capital appreciation by investing primarily in foreign equity securities believed by Bartlett to be attractively priced relative to their intrinsic value. Income is a secondary consideration. Legg Mason Europe Fund's investment objective is to seek long-term growth of capital with no stated consideration of income as an objective.

         Bartlett invests using a bottom-up, value-based investment strategy. Its approach to equity investment is to screen equities for valuations based upon earnings, cash flow, book value and dividend multiples that fall into the lower half of the global stock universe. Only companies with strong balance sheets and proven track records are included. It then performs a more intense financial and company evaluation to select those stocks with superior outlooks. Finally, it evaluates the economic, political and market environment in which the company operates, as well as potential currency risk. Bartlett's goal of individual stock selection and portfolio construction is to produce a portfolio with above average potential for growth and financial strength, albeit with attractive valuations. Lombard Odier International Portfolio Management Limited ("Lombard Odier"), using certain growth style analyses, focuses on relatively larger capitalized issuers with good earnings, growth potential and strong management.

         As of [June 30, 2000], the majority of each fund's assets were invested in equity securities of European issuers. Close to [60%] of the Bartlett
International's  portfolio  consists of equity  securities of European  issuers.

After Japan, where [18%] of the portfolio was invested, the Fund's next largest positions were held in France and the United Kingdom, which constituted approximately [16%] and [14%] of the portfolio, respectively. As of [December 31, 2000], over [90%] of Legg Mason Europe Fund's portfolio was invested in equity securities of European issuers. The Fund's largest positions also were held in France and the United Kingdom, which constituted approximately [15%] and [33%] of the portfolio, respectively.

         Both Funds are similarly diversified in terms of the number of issuers and countries in which they are invested. Overall, Bartlett International has a portfolio that includes fewer than [fifty positions in twenty countries.] With the exception of the positions held in Japan, France and the United Kingdom, for the most part the Fund has three or fewer holdings in each country. With the limited number of holdings in the portfolio, most represent one percent or more of the total value of the portfolio. Legg Mason Europe Fund holds [forty positions in ten countries] most of which, like Bartlett International's holdings, represent one percent or more of the total value of the portfolio.

         Legg Mason Europe Fund had assets in excess of [$125 million] as of December 31, 2000 while Bartlett International Fund had assets of only about [$41 million.] Legg Mason Europe's Fund's expense ratio was about [___%] for Class C (Primary Class) at that date, while Bartlett International's expense ratio was about [___%.] Incompatible securities of Bartlett International, consisting primarily of non-European issuers, are expected to be sold off prior to or shortly after the Reorganization. A chart comparing the stated policies, including less significant policies, and the objectives of each Fund is attached as Appendix D hereto.

FORMS OF ORGANIZATION

         Legg Mason Europe Fund is a series of Global Trust, an open-end, diversified investment company that was organized as a Maryland corporation on December 31, 1992. That Fund currently offers three classes of shares: Class A shares, Primary Class shares and Institutional Class shares.

         Bartlett International Fund is a series of Bartlett Capital Trust, an open-end, diversified investment company that was established as a business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated October 31, 1982. That Fund currently offers three classes of shares:
Class A shares, Class C shares, and Class Y shares.

         Neither  Bartlett  Capital  Trust nor Global  Trust is required to (nor
does  it)  hold  annual   shareholder   meetings.   Neither  Fund  issues  share
certificates.

INVESTMENT ADVISER

         Bartlett, a wholly owned subsidiary of Legg Mason, Inc., currently serves as the investment adviser to Bartlett International Fund. If the proposal is approved by Bartlett International Fund shareholders, the current investment manager and investment adviser for Legg Mason Europe Fund, Fund Adviser and Lombard Odier, respectively, would continue to serve in those capacities for Europe Fund. Bartlett is not and would not be investment adviser to the acquiring fund. Fund Adviser, which is also a wholly owned subsidiary of Legg Mason, Inc., has been providing management services to Legg Mason Europe Fund since October 1999, and Lombard Odier, an indirect wholly owned subsidiary of

Lombard Odier & Cie, a Swiss private bank, has been providing investment advisory services to Legg Mason Europe Fund since its inception. Fund Adviser and Lombard Odier act as manager or adviser to investment companies with aggregate assets of over $23 billion and $________, respectively. Bartlett International Fund has a single portfolio manager with only minor, non-dedicated assistance of one junior analyst, both employed by Bartlett. Legg Mason Europe Fund has a portfolio manager, an assistant manager and a team of over ___ European market analysts, all employed by Lombard Odier. Global assets under management at Lombard Odier exceed $_______, whereas Bartlett has global assets of only $______ under management.

         Bartlett International Fund pays Bartlett a fee, subject to any fee waiver arrangements in place, computed daily and paid monthly at the annual rate of 1.25% of Bartlett International Fund's net assets. Bartlett has agreed to waive fees until April 30, 2001 to the extent that the Fund's expenses exceed the following annual rates of average daily net assets: Class A - 1.80%, Class C
- 2.55% and Class Y - 1.55%. If the Reorganization is not approved by Bartlett International Fund shareholders, Bartlett does not expect to continue to waive fees after April 30, 2001, and Fund expenses could be higher.

         Fund Adviser serves as the manager of Legg Mason Europe Fund and receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 1.00% of the Fund's average daily net assets. Fund Adviser pays Lombard Odier a monthly fee of 60% of the fee it receives from the Fund. Fund Adviser has voluntarily agreed to waive its fees, to the extent that Legg Mason Europe Fund's total annual operating expenses attributable to Class A shares, Primary Class shares and Institutional Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed 1.85%, 2.60% and 1.60% of the Fund's average daily net assets attributable to that particular class, respectively until April 30, 2002. For the fiscal year ended December 31, 2000, the Fund paid Fund Adviser management fees in the amount of $______.

DISTRIBUTOR

         Bartlett   International  Fund's  distributor,   Legg  Mason  Financial
Partners, Inc., and Legg Mason Europe Fund's distributor, Legg Mason Wood Walker, Inc. ("Legg Mason"), are both wholly owned subsidiaries of Legg Mason, Inc. Legg Mason will continue to distribute shares of Europe Fund after the Reorganization. The access to Legg Mason's vastly larger marketing resources, among other things, could enable the combined Fund to be serviced and marketed more efficiently, which could result in a future increase in assets and shareholders.

         Legg Mason acts as distributor of Legg Mason Europe Fund's shares pursuant to an Underwriting Agreement with Global Trust. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense) and for supplementary sales literature and advertising costs.

         Legg Mason Europe Fund has adopted a Distribution and Shareholder Services Plan ("Plan") pertaining to Class A shares ("Class A Plan") and a Plan pertaining to Primary Class shares ("Primary Class Plan"). Each Plan, among other things, permits the Fund to pay Legg Mason, from assets attributable to the Fund's Primary Class shares or Class A shares, fees for its services related to sales and distribution of Class A shares or Primary Class shares, respectively, and the provision of ongoing services to holders of those shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses all with respect to the class of shares paying the fee only.

         As compensation for its services and expenses, pursuant to the Primary Class Plan, Legg Mason receives from Legg Mason Europe Fund an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Primary Class shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares in accordance with the Primary Class Plan. The distribution and service fees are calculated daily and paid monthly.

         For Legg Mason's services in connection with Class A shares, Legg Mason receives from Legg Mason Europe Fund an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class A shares in accordance with the Class A Plan. The service fee is calculated daily and paid monthly.

OTHER FUND SERVICE PROVIDERS

         The Funds have the same transfer and shareholder servicing agent (Boston Financial Data Services), the same custodian (State Street Bank and Trust Company) and the same independent accountants (PricewaterhouseCoopers
LLP). Upon completion of the Reorganization, those entities will continue to provide services to the combined Fund.

FUND DIRECTORS AND OFFICERS

         Global Trust's directors will continue to serve in that capacity for the reorganized Fund. For a complete description of the directors and officers of Global Trust, including a description of each director's principal occupation for the past five years and compensation paid to each director, see the April 28, 2000, Statement of Additional Information for Legg Mason Europe Fund, incorporated by reference into the Reorganization Statement of Additional Information.

OPERATIONS OF LEGG MASON EUROPE FUND FOLLOWING THE REORGANIZATION

         While a majority of the assets of Bartlett International are securities of European issuers, the Fund also holds other foreign securities. Accordingly, Bartlett International's securities holdings which represent non-European issuers generally will be sold prior to or shortly after the Reorganization. It is expected that the Reorganization would not result in material brokerage or other transactional costs to Legg Mason Europe Fund or the realization by it of a significant amount of net capital gains as a result of the disposition of portfolio securities.

         Prior to the Reorganization, Bartlett International Fund will sell most, if not all, of any assets that may not be held by Legg Mason Europe Fund. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by Legg Mason Europe Fund. The possible need for Bartlett International Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in its realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Bartlett International Fund's realizing gains that would not otherwise have been realized, which would be included in a distribution to its shareholders just prior to the Reorganization. In any event, these sales of assets and any new purchases will involve brokerage and other transactional expenses to Bartlett International Fund.

PERFORMANCE

         Legg Mason Europe Fund has three authorized classes of shares: Class A shares, Primary Class shares and Institutional Class shares. The information provided below is for Class A shares, which is the class with the longest history. Each class is subject to different expenses and a different sales charge structure. The information below provides an indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

                     Legg Mason Europe Fund Class A Shares -
          Year by Year Total Return as of December 31 of Each Year (%)
          ------------------------------------------------------------

              [Bar chart with the following values to be inserted]

              CALENDAR YEAR                           TOTAL RETURN
              -------------                           ------------
                   1990                                  -20.56%
                   1991                                    7.07%
                   1992                                   -7.17
                   1993                                   29.91%
                   1994                                   -4.23%
                   1995                                   19.90%
                   1996                                   31.53%
                   1997                                   17.52%
                   1998                                   41.85%
                   1999                                   25.41%
                   2000                                  ______%

                            QUARTER ENDED                          TOTAL RETURN
                            -------------                          ------------
     Best quarter                                                  _______%
     Worst quarter                                                 _______%

         Set forth below are the average annual total returns for the periods indicated for the two Funds, by class. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices are unmanaged and therefore, do not include any sales charges or expenses. The two Funds have historically used different indices - The Morgan Stanley Capital

International (MSCI) Europe Index for Legg Mason Europe Fund and the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index for Bartlett International Fund. Past performance is not a guarantee of future results.

                             LEGG MASON EUROPE FUND
                                            Class A            Primary          Institutional      MSCI Europe
                                             Shares          Class Shares        Class Shares        Index
                                             ------          ------------        ------------        -----
1 Year Ended December 31, 2000               ____%*/              ____%               ____%            ____%
                                             ____%
5 Years Ended December 31, 2000              ____%*/               n/a                 n/a             ____%
                                             ____%
10 Years Ended December 31, 2000             ____%*/               n/a                 n/a             ____%
                                             ____%
Life of Class                                ____%(a)*/           ____%(b)            ____%(c)         ____%(g)
                                             ____%(d)

                           BARTLETT INTERNATIONAL FUND

                                              Class A          Class C              Class Y            MSCI EAFE
                                              Shares            Shares               Shares              Index
                                              ------            ------               ------              -----
1 Year Ended December 31, 2000                ____%*/             ____%               ____%              ____%
                                              ____%
5 Years Ended December 31, 2000               ____%*/              n/a                 n/a               ____%
                                              ____%
10 Years Ended December 31, 1999              ____%/               n/a                 n/a               ____%
                                              ____%
Life of Class                                 ____%*/             ____%(e)            ____%(f)           ____%(h)

                                              ____%(d)
* The first number reflects the total return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second number reflects return information including the sales charge.

(a) Inception Date - August 19, 1986

(b) Inception Date - July 23, 1997

(c) Inception Date - August 21, 1997

(d) Inception Date - October 6, 1989

(e) Inception Date - July 23, 1997

(f) Inception Date - August 15, 1997

(g) For comparison with Class A shares, the index's return shown in the table is for the period August 31, 1986 to December 31, 2000. For comparison with Primary Class shares, the index's return for the period July 31, 1997 to December 31, 2000 was ____%. For comparison with Institutional Class shares, the index's return for the period August 31, 1997 to December 31, 2000 was __%.

(h) For Class A, the index's return shown in the table is for the period September 30, 1989 to December 31, 2000. For the Class C, the index's return of ____% is for the period July 31, 1997 to December 31, 2000. For comparison with Class Y shares, the index's return for the period August 15, 1997 to December 31, 2000 was ____%.

PURCHASES AND REDEMPTIONS

         PURCHASES. Bartlett International Fund Class A and Class C shares, and Legg Mason Europe Fund Class A shares and Primary Class shares may be purchased through brokers affiliated with Legg Mason, through unaffiliated brokers that have entered into an agreement with Legg Mason, or through automatic investment plans. Bartlett International Fund Class Y shares and Legg Mason Europe Fund Institutional Class shares each may be purchased by qualified institutional investors either directly from that Fund's distributor or through an institutional intermediary. Shares of each Fund are sold on a continuous basis at a price based on the net asset value ("NAV") per share next determined after receipt of a purchase order in good form (plus any front-end sales charge applicable to Class A shares). Purchase orders received before the close of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern time) will be processed at the Fund's net asset value as of the close of the Exchange on that day, plus any sales charge. Orders received after the close of the Exchange will be processed at the Fund's net asset value (plus any applicable sales charge) as of the close of the Exchange on the next day that the Exchange is open. For a more complete discussion of share purchases, see the respective "How to Invest" sections in the Bartlett International Fund Prospectuses and in the Legg Mason Europe Fund Prospectuses.

         REDEMPTIONS. Shares of all classes of both Funds may be redeemed by telephone, by mail, or by the Funds' Systematic Withdrawal Plan. Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received. For Bartlett International Fund, a CDSC of 1% of the shares' NAV at the time of purchase or sale, whichever is less, may be charged on redemptions made within one year of the purchase date of shares purchased pursuant to the front-end sales charge waiver for purchases of $1 million or more. Normally, proceeds from redemptions of Class A, C and Y shares of Bartlett International Fund will settle in customers' brokerage accounts two business days after the trade date. Proceeds from redemptions of Primary Class and Class A shares of Legg Mason Europe Fund will generally be received by customers within a week. Proceeds from redemptions of Legg Mason Europe Fund Institutional Class shares are normally electronically deposited in a specified bank account or mailed the next business day after the trade date. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of that Fund's investment adviser, the Fund could be adversely affected by immediate payment. For a more complete discussion of share redemption procedures, see the respective "How to Sell Your Shares" sections in the Bartlett International Fund Prospectuses and in the Legg Mason Europe Fund Prospectuses.

         Redemptions of Bartlett International Fund shares may be effected through the Closing Date.

EXCHANGES

         Shares of Legg Mason Europe Fund may be exchanged for the corresponding class of shares of any of the other Legg Mason Funds, provided these funds are eligible for sale in your state of residence. Institutional Class shares of Legg

Mason Europe Fund may also be exchanged for shares of the Legg Mason Money Market Funds. A contingent deferred sales charge may apply to the redemption of Class A shares acquired through an exchange. Shares of Bartlett International Fund may be exchanged for the corresponding class of shares of the other Bartlett Fund or Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. For a more complete discussion of each Fund's exchange policies, see "Services for Investors - Exchange Privilege" in the Legg Mason Europe Fund Prospectuses and "Services for Investors" in Bartlett International Fund's prospectuses.


DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund earns investment income in the form of dividends on investments, substantially all of which is distributed in the form of dividends to its shareholders. Bartlett International Fund declares and pays dividends from net investment income on a quarterly basis and dividends from net short-term gains annually. Legg Mason Europe Fund declares and pays dividends from net investment income annually. Dividends are automatically reinvested in the same class of shares of the distributing Fund unless otherwise requested.

         Each Fund also realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has capital gain net income. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at the end of the taxable year in which the gains are realized. Capital and foreign currency gain distributions are automatically reinvested in the same class of shares of the distributing Fund on the payable date unless otherwise requested.

         On or immediately before the Closing Date, Bartlett International Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, through that date, and distribute that amount plus any previously declared but unpaid distributions, in order to continue to maintain its tax status as a regulated investment company.


FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

         The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor their shareholders will recognize any gain or loss as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations," below. If Bartlett International Fund sells securities prior to the Closing Date, there may be net recognized gains or losses to that Fund. Any net recognized gains would increase the amount of any distribution made to shareholders of Bartlett International Fund prior to the Closing Date.


                      COMPARISON OF PRINCIPAL RISK FACTORS

         An investment in Legg Mason Europe Fund is subject to specific risks arising from the types of securities in which the Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Fund will meet its investment objective; investors could lose money by investing in the Fund. As with all mutual funds, an investment in either of these funds is not insured by or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because Bartlett International Fund's investment objective and policies are similar to those of Legg Mason Europe Fund, an investment in Legg Mason Europe Fund is subject to many of the same specific risks as an investment in Bartlett International Fund. Additional risks particular to Legg Mason Europe Fund, including risks associated with investing primarily in the securities of European issuers, are noted below. The principal specific risks associated with investing in Legg Mason Europe Fund include:

         CONCENTRATION AND RISKS OF INVESTING PRIMARILY IN THE SECURITIES OF EUROPEAN ISSUERS. The Fund invests primarily in the securities of European issuers. A fund concentrating a significant portion of its investment in a single region will be more susceptible to factors adversely affecting issuers within that region than would a less concentrated portfolio of securities.

         European issuers are subject to special risks in that region, including risks related to the introduction of the Euro and the potential for difficulties in its acceptance and the emergence of more unified economic and financial governance in the European Monetary Union countries.

         MARKET RISK. The Fund invests primarily in foreign equity securities. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. The Fund may experience a substantial or complete loss on an individual stock. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

         FOREIGN SECURITIES RISK. The Fund's investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of foreign securities are subject to economic and political developments in the countries and regions where the companies operate, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. Some foreign governments have defaulted on principal and interest payments.

         In general, less information is publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign stock markets may be less liquid and less regulated than U.S. stock markets.

         Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Fund to pursue its rights against a foreign government in that country's courts.

         EMERGING MARKETS RISK. The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

         Because the Fund may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. An investment in any fund that invests in emerging market securities should be considered speculative.

         CURRENCY RISK. Because the Fund invests significantly in securities denominated in foreign currencies, the Fund may incur currency conversion costs, and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

         The Fund may from time to time hedge a portion of its currency risk, using currency futures, forwards, or options. However, these instruments may not always work as intended, and in specific cases the Fund may be worse off than if it had not used a hedging instrument. For most emerging market currencies, there are not suitable hedging instruments available.

         The conversion of European currencies into the Euro began on January 1, 1999, and is expected to continue into 2002. Full implementation of the Euro may be delayed and difficulties with the conversion may significantly impact European capital markets resulting in increased volatility in world capital markets. Individual issuers may suffer substantial losses if they or their suppliers are not adequately prepared for the transition.

         RISKS OF FIXED-INCOME SECURITIES. Legg Mason Europe Fund may invest up to 35% of its total assets in fixed-income securities. Fixed income securities are subject to interest rate risk, which is the possibility that the market prices of the funds' investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates change. Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

         INVESTMENT MODELS. The proprietary model used by the adviser to evaluate securities markets is based on the adviser's understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the model.

         PORTFOLIO TURNOVER. The Fund may have an annual portfolio turnover rate in excess of 100%. High turnover rates can result in increased trading costs and

                            THE PROPOSED TRANSACTION

higher levels of realized capital gains. For the years ended December 31, 2000 and 1999, Europe Fund's portfolio turnover rates were___% and 93%, respectively.

REORGANIZATION PLAN

         The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement.

         The Reorganization Plan provides for (a) the acquisition by Legg Mason Europe Fund on the Closing Date of all the assets of Bartlett International Fund in exchange solely for Legg Mason Europe Fund shares and the assumption by Legg Mason Europe Fund of all of Bartlett International Fund's liabilities and (b) the distribution of those Legg Mason Europe Fund shares to the shareholders of Bartlett International Fund.

         The assets of Bartlett International Fund to be acquired by Legg Mason Europe Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Bartlett International Fund's books, and all other property owned by Bartlett International Fund. Legg Mason Europe Fund will assume all of Bartlett International Fund's liabilities, debts, obligations and duties of whatever kind or nature; provided, however, that Bartlett International Fund will use its best efforts to discharge all of its known liabilities before the Closing Date. Legg Mason Europe Fund will deliver its shares to Bartlett International Fund, which will distribute the shares to Bartlett International Fund's shareholders.

         The value of Bartlett International Fund's assets to be acquired by Legg Mason Europe Fund and the NAV per share of the Legg Mason Europe Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Bartlett International Fund's net value shall be the value of its assets to be acquired by Legg Mason Europe Fund, less the amount of its liabilities, as of the Valuation Time.

         On, or as soon as practicable after, the Closing Date, Bartlett International Fund will distribute the Legg Mason Europe Fund shares it receives PRO RATA to its shareholders of record as of the effective time of the Reorganization, so that each Bartlett International Fund shareholder will receive a number of full and fractional Legg Mason Europe Fund shares of the corresponding class equal in aggregate value to the shareholder's holdings in Bartlett International Fund (i.e., the account for a shareholder of Class A, Class C or Class Y shares of Bartlett International Fund will be credited with the respective PRO RATA number of Class A, Primary Class shares or Institutional Class shares of Legg Mason Europe Fund due that shareholder). Bartlett International Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of Legg Mason Europe Fund in the names of Bartlett International Fund shareholders and by transferring to those accounts the shares previously credited to the account of Bartlett International Fund on those books. Fractional shares in Legg Mason Europe Fund will be rounded to the third decimal place.

         Because Legg Mason Europe Fund shares will be issued at NAV in exchange for the net assets of Bartlett International Fund, the aggregate value of Legg Mason Europe Fund shares issued to Bartlett International Fund shareholders will equal the aggregate value of Bartlett International Fund shares. The NAV per share of each class of Legg Mason Europe Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

         Any transfer taxes payable upon the issuance of Legg Mason Europe Fund shares in a name other than that of the registered Bartlett International Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Bartlett International Fund to a public authority will continue to be its responsibility until it is dissolved.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of shareholders of either Fund.

         All costs of either Fund pertaining to the Reorganization will be borne by Legg Mason or one of its affiliates.


REASONS FOR THE REORGANIZATION

         Bartlett International Fund assets have declined substantially over the past three year period ending December 31, 2000 from approximately [$84 million] to [$41 million.] During that same time period, Legg Mason Europe Fund's assets increased from [$82 million] to [$121 million] and the Legg Mason Family of Funds has grown to over [$23 billion.] The Reorganization is being proposed because of the anticipated benefits by merging into a Fund with a similar investment objective and policies that also can provide better prospects for economies of scale, i.e. lower cost, for each class of shares and whose past performance generally has been better.(1)

     -------------------------
(1) Although each class of Bartlett International Fund outperformed each comparable class of Legg Mason Europe Fund for the year ending December 31, 1999, over the life of each class of those two Funds, Legg Mason Europe Fund shares significantly outperformed each comparable class of Bartlett International Fund.

         In approving the Reorganization, the Board of Bartlett International Fund, including a majority of its Independent Trustees, considered a number of factors, including the following:

         (1) the compatibility of the Fund's investment objectives, policies and restrictions and the compatibility of the assets being acquired to those already held by Legg Mason Europe Fund;

         (2)  the  effect  of  the   Reorganization   on   expected   investment
              performance;

         (3) the effect of the Reorganization on the expense ratio of each class of the Fund relative to its current expense ratio;

         (4) the costs to be incurred by the Fund as a result of the Reorganization, which will be borne by Legg Mason or one of its affiliates;

         (5)  the tax consequences of the Reorganization;

         (6)  possible alternatives to the Reorganization; and

         (7) the potential benefits of the transaction to other persons, including Bartlett, Fund Adviser, Legg Mason, and Legg Mason Financial Partners, Inc. ("LMFP").

         The Reorganization was recommended to the Board of Bartlett Capital Trust by Bartlett and LMFP at a meeting held on October 30, 2000. In considering the Reorganization, the Board especially noted the fact that over the past few years the Bartlett International Fund has continued to lose assets and has not substantially improved its performance. The Board also considered Bartlett's advice that the Reorganization should provide experienced portfolio management and a lower cost structure for shareholders.

         The Board also noted that the Reorganization will also generate possible tax costs to shareholders caused by gains realized on the portfolio realignment. Nevertheless, given the long-term benefits, including the expense savings to shareholders and potential investment performance advantages, the Board, as well as Bartlett and LMFP, believe that the Reorganization would be in the best interests of the Fund and its shareholders.


DESCRIPTION OF SECURITIES TO BE ISSUED

         Global Trust is registered with the SEC as an open-end management investment company. It has authorized common stock (par value $0.001 per share), including 375,000,000 shares allocated to Legg Mason Europe Fund, of which 125,000,000 shares are allocated to Class A, 125,000,000 shares are allocated to Primary Class and 125,000,000 shares are allocated to Institutional Class. Shares of Legg Mason Europe Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

         Legg Mason Europe Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The directors will call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or Global Trust's Articles of Incorporation or Bylaws, or at their discretion.


TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

         Certain fundamental investment restrictions of Bartlett International Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company or industry, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Bartlett International Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.


FEDERAL INCOME TAX CONSIDERATIONS

         The exchange of Bartlett International Fund's assets for Legg Mason Europe Fund shares and Legg Mason Europe Fund's assumption of Bartlett International Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that -

                  (1) Legg Mason Europe Fund's acquisition of Bartlett International Fund's assets in exchange solely for Legg Mason Europe Fund shares and Legg Mason Europe Fund's assumption of Bartlett International Fund's liabilities, followed by Bartlett International Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Bartlett International Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                  (2) Bartlett International Fund will recognize no gain or loss on the transfer to Legg Mason Europe Fund of its assets in exchange solely for Legg Mason Europe Fund shares and Legg Mason Europe Fund's assumption of Bartlett International Fund's liabilities or on the subsequent distribution of those shares to Bartlett International Fund's shareholders in constructive exchange for their Bartlett International Fund shares;

                  (3) Legg Mason Europe Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for its shares and its assumption of Bartlett International Fund's liabilities;

                  (4) Legg Mason Europe Fund's basis in the  transferred  assets will be the same as the basis therein in Bartlett International Fund's hands immediately before the Reorganization, and Legg Mason Europe Fund's holding period for those assets will include Bartlett International Fund's holding period therefor;

                  (5) A Bartlett International Fund shareholder will recognize no gain or loss on the constructive exchange of all its Bartlett International Fund shares solely for Legg Mason Europe Fund shares pursuant to the Reorganization; and

                  (6) A Bartlett International Fund shareholder's aggregate basis in the Legg Mason Europe Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Bartlett International Fund shares it constructively surrenders in exchange for those Legg Mason Europe Fund shares, and its holding period for those Legg Mason Europe Fund shares will include its holding period for those Bartlett International Fund shares, provided the shareholder holds them as capital assets by the shareholder on the Closing Date.

         The tax opinion will state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Bartlett International Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Shareholders of Bartlett International Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.


CAPITALIZATION

         The following table shows the capitalization (unaudited) of each Fund as of September 30, 2000, and on a PRO FORMA combined basis as of September 30, 2000, giving effect to the Reorganization (amounts are in thousands):

                                                     Bartlett                    Legg Mason                  Pro Forma
                                                Value International             Europe Fund                  Combined
                                               ----------------------      -----------------------     ----------------------
Net Assets
            Class A                             $      29,598,631           $         54,060,882        $       83,659,513
            Class C/Primary                     $       2,924,944           $         53,762,179        $       56,687,123
            Class Y/Institutional(A)            $       2,298,852           $            390,083        $        2,688,935
                                               ----------------------      -----------------------    ----------------------
            Total                               $      34,822,427           $        108,213,144        $      143,035,571
                                               ======================      =======================    ======================

Net Asset Value Per Share

            Class A                             $           12.93           $              23.48        $            23.48
            Class C/Primary                     $           12.66           $              22.73        $            22.73
            Class Y/Institutional(A)            $           12.89           $              23.61        $            23.61

Shares Outstanding

            Class A                                     2,288,867                      2,302,530                 3,563,119
            Class C/Primary                               230,990                      2,365,717                 2,494,399
            Class Y/Institutional(A)                      178,292                         16,519                   113,887

-----------------
(A) Formerly Navigator Class

ADDITIONAL INFORMATION ABOUT LEGG MASON EUROPE FUND - FINANCIAL HIGHLIGHTS

         The table below provides selected per share data and ratios for one share of Legg Mason Europe Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes in Legg Mason Europe Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1999 and in Legg Mason Europe Fund's Semi-Annual Report to shareholders for the period ended June 30, 2000. The financial statements and notes for the fiscal years ended December 31, 1999 and earlier shown below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report is included in the Annual Report to Shareholders.


                                          LEGG MASON EUROPE FUND (D)

                                                                            Income from
                                                                       Investment Operations
                                                       -------------------------------------------------------
                                                                            Net Realized &
                                                                           Unrealized Gain
                                                                              (Loss) On
                                                                            Investments,
                                                                          Options, Futures
                                                                            and Foreign          Total From
                                   Net Asset Value,     Net Investment        Currency           Investment
                                  Beginning of Year     Income (Loss)       Transactions         Operations
----------------------------    ---------------------  ---------------   -------------------   ----------------
PRIMARY CLASS
Six Months Ended
   June 30, 2000*               $      27.90           $       (.14)       $       (1.90)       $       (2.04)
Years Ended Dec. 31,
   1999                                24.39                   (.29)(a)             5.97                 5.68
   1998                                20.86                    .11 (b)             8.09                 8.20
   1997(c)                             26.56                   (.10)(b)              .23                 0.13

CLASS A (d)
Six Months Ended
  June 30, 2000*                $      28.61           $       (.07)       $       (1.92)       $       (1.99)
Years Ended Dec. 31,
   1999                                24.77                   (.09)(a)             6.10                 6.01
   1998                                20.97                    .02 (e)             8.52                 8.54
   1997                                24.24                   (.05)(e)             4.11                 4.06
   1996                                21.13                    .02                 6.34                 6.36
   1995                                17.68                    .01                 3.50                 3.51

INSTITUTIONAL CLASS (f)
Six Months Ended
  June 30, 2000*                $      28.73           $       (.02)       $       (1.96)       $       (1.98)
Years Ended Dec. 31,
   1999                                24.78                   (.03)                6.15                 6.12
   1998                                21.01                    .22 (g)             8.37                 8.59
   1997 (h)                            25.61                   (.04)(g)             1.27                 1.23

                                                                  Distributions
                            -------------------------------------------------------------------------------------------------
                                         In Excess of                         In Excess of
                             From Net         Net             From Net        Net Realized                         Net Asset
                            Investment    Investment       Realized Gain        Gain on             Total         Value, End
                              Income        Income         on Investments     Investments        Distribution       of Year
--------------------------  ----------   ------------      --------------     -------------      ------------     -----------
PRIMARY CLASS
Six Months Ended
   June 30, 2000*           $    --       $     --           $   (1.47)         $     --          $   (1.47)       $   24.39
Years Ended Dec. 31,
   1999                          (.07)          --               (2.10)               --              (2.17)           27.90
   1998                          (.36)          --               (4.31)               --              (4.67)           24.39
   1997 (c)                      --             --               (5.83)               --              (5.83)           20.86

CLASS A (d)
Six Months Ended
   June 30, 2000*          $       --     $     --           $   (1.47)         $     --          $   (1.47)       $   25.15
Years Ended Dec. 31,
   1999                          (.07)          --               (2.10)               --              (2.17)           28.61
   1998                          (.43)          --               (4.31)               --              (4.74)           24.77
   1997                            --           --               (7.33)               --              (7.33)           20.97
   1996                            --           --               (3.25)               --              (3.25)           24.24
   1995                          (.06)          --                 --                 --               (.06)           21.13

INSTITUTIONAL CLASS (f)
Six Months Ended
   June 30, 2000*          $       --     $     --           $   (1.47)         $     --          $   (1.47)       $   25.28
Years Ended Dec. 31,
   1999                           (.07)         --               (2.10)               --              (2.17)           28.73
   1998                           (.51)         --               (4.31)               --              (4.82)           24.78
   1997 (h)                        --           --               (5.83)               --              (5.83)           21.01


                             LEGG MASON EUROPE FUND

                            RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
                                                                  Net Investment
                                                 Expenses to         Income to         Portfolio         Net Assets,
                               Total Return      Average Net        Average Net      Turnover Rate       End of Year
                                   (%)            Assets (%)        Assets (%)           (%)          (thousands -- $)
                               ------------      ----------       --------------     -------------    ----------------
PRIMARY CLASS
Six Months Ended
   June 30, 2000*                  (7.56)(i)        2.53(j)          (1.18)(j)          165(j)             59,614
Years Ended Dec. 31,
   1999                            24.44            2.58             (1.15)              93                56,871
   1998                            40.48            2.51(b)          (1.15)(b)          103                32,325
   1997 (c)                          .68(i)         2.50(b)(j)       (1.79)(b)(j)       123(j)                302


                                                                22


                             LEGG MASON EUROPE FUND

                            RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
                                                                  Net Investment
                                                 Expenses to         Income to         Portfolio         Net Assets,
                               Total Return      Average Net        Average Net      Turnover Rate       End of Year
                                   (%)            Assets (%)        Assets (%)           (%)          (thousands -- $)
                               ------------      ----------       --------------     -------------    ----------------
CLASS A (d)
Six Months Ended
   June 30, 2000*                  (7.20)(i)       1.75(j)            (.48)(j)          165(j)             60,922
Years Ended Dec. 31,
   1999                            25.41            1.79              (.38)              93                78,429
   1998                            41.85            1.81(e)           (.10)(e)          103                57,406
   1997                            17.52            1.90(e)           (.12)(e)          123                52,253
   1996                            31.53            2.00               .10              109                70,991
   1995                            19.90            2.10               .10              148                62,249


INSTITUTIONAL CLASS (f)
Six Months Ended
   June 30, 2000*                  (7.13)(i)        1.49(j)          (0.13)(j)          165(j)                412
Years Ended Dec. 31,
   1999                            25.49            1.52             (0.10)              93                   389
   1998                             42.5            1.55(g)           1.31(g)           103                   247
   1997 (h)                          4.9(i)         1.31(g)(j)       (0.60)(g)(j)       123                 8,025

(a)  Computed using average monthly shares outstanding.

(b) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each year would have been as follows: 1998, 2.59%; 1997, 2.68%.

(c) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

(d) The financial information for Europe Fund Class A shares for the years ended December 31, 1995 and 1996, is for the Worldwide Value Fund, Bartlett Europe Fund's and Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.

(e) The expense ratio shown reflects both the operations of Worldwide Value Fund, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% until April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each year would have been as follows: 1998, 1.89%; 1997, 2.08%.

(f) The financial information for Europe Fund Institutional Class (formerly the Europe Fund Navigator Class) for the years ended December 31, 1997 and 1998, is for Bartlett Europe Fund Class Y. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund Class Y.

(g) Net of fees waived pursuant to a voluntary expense limitation of 1.50% until April 30, 1998; and 1.60% until April 30, 2001. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each year would have been as follows: 1998, 1.63%; 1997, 1.49%.

(h) For the period August 21, 1997 (commencement of operations of this class) to December 31, 1997.

(i)  Not annualized.

(j)  Annualized.

*    Unaudited financial  information for the period January 1, 2000 to June 30,
     2000.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                    THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL

                            -------------------------

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

         Global Trust and Bartlett Capital Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding Global Trust and Bartlett Capital Trust, and other registrants that file electronically with the SEC. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.


LEGAL MATTERS

         Certain legal matters in connection with the issuance of Legg Mason Europe Fund shares as part of the Reorganization will be passed upon by Legg Mason Europe Fund's counsel, Kirkpatrick & Lockhart LLP.


EXPERTS

         The audited financial statements of Legg Mason Europe Fund and Bartlett International Fund, incorporated by reference into the Reorganization Statement of Additional Information and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year ended December 31, 1999. The financial statements audited by
PricewaterhouseCoopers LLP have been incorporated by reference into the Reorganization Statement of Additional Information in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of ______ __, 2001 by each beneficial owner of 5% or more of a Fund's outstanding equity securities to the extent either Fund is aware of any 5% owners.

                             Legg Mason Europe Fund

Name and Address                 Nature of            Amount             Percent
----------------                 Ownership            ------             -------
                                 ---------






                        Bartlett Value International Fund

                                Nature of
Name and Address                Ownership             Amount             Percent
----------------                ---------             ------             -------

                                   APPENDIX B
                                   ----------

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

           THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _____________ __, 2001, between BARTLETT CAPITAL TRUST, a Massachusetts business trust ("Trust"), on behalf of Bartlett Value
International Fund, a segregated portfolio of assets ("series") thereof ("Target"), and LEGG MASON GLOBAL TRUST, INC., a Maryland corporation ("Corporation"), on behalf its Legg Mason Europe Fund series ("Acquiring Fund"). (Target and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Trust and Corporation are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Corporation on behalf of Acquiring Fund and by Trust on behalf of Target.

           The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock of Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares PRO rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

           The Target Shares are divided into three classes, designated Class A, Class C, and Class Y shares ("Class A Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). The Acquiring Fund Shares also are divided into three classes, designated Class A, Primary Class, and Institutional Class shares ("Class A Acquiring Fund Shares," "Primary Class Acquiring Fund Shares," and "Institutional Class Acquiring Fund Shares," respectively). Each class of Acquiring Fund Shares is substantially similar to the corresponding class of Target Shares -- the Funds' Class A Shares correspond to each other, Class C Target Shares correspond to Primary Class Acquiring Fund Shares, and Class Y Target Shares correspond to Institutional Class Acquiring Fund Shares -- except that Class C Target Shares are subject to a contingent deferred sales charge, while Primary Class Acquiring Fund Shares are not subject to such a charge.

           In consideration of the mutual promises contained herein, the parties agree as follows:

1.         PLAN OF REORGANIZATION AND TERMINATION

           1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

                     (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Primary Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Primary Class Acquiring Fund Share (as so computed), and (iii) Institutional Class Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of an Institutional Class Acquiring Fund Share (as so computed), and

                     (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

           1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

           1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

           1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

           1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Corporation's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Primary Class Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class Y Target Shares shall be credited with the respective PRO RATA number of Institutional Class Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

           1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

           1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

           1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.         VALUATION

           2.1. For purposes of  paragraph  1.1(a),  Target's net value shall be
(a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectuses and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

           2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectuses and SAI.

           2.3. All computations pursuant to paragraph 2.1 shall be made by or under the direction of Bartlett & Co. All computations pursuant to paragraph 2.2 shall be made by or under the direction of Legg Mason Fund Adviser, Inc. ("LMFA").

3.         CLOSING AND EFFECTIVE TIME

           3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Corporation's principal office on or about March 30, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

           3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

           3.3. Trust shall deliver to Corporation at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder, all as of the Effective Time, certified by Trust's Secretary or Assistant Secretary. Corporation's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other party or its counsel reasonably requests.

           3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.         REPRESENTATIONS AND WARRANTIES

           4.1.      Target represents and warrants as follows:

                     4.1.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

                     4.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration is in full force and effect;

                     4.1.3. Target is a duly established and designated series of Trust;

                     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

                     4.1.5. Target's current prospectuses and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Corporation;

                     4.1.7. Except as otherwise disclosed in writing to and accepted by Corporation, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

                     4.1.8. Except as otherwise disclosed in writing to and accepted by Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                     4.1.9.   The execution,  delivery,  and performance of this
           Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

                     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Corporation on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                     4.1.12. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will
           (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein;

                     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than Liabilities disclosed or provided for in Trust's financial statements referred to in paragraph 4.1.19 and Liabilities incurred by Target in the ordinary course of its business subsequent to June 30, 2000, or otherwise disclosed to Corporation, none of which has been materially adverse to the business, assets, or results of Target's operations;

                     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

                     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

                     4.1.17 During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (as defined in section 1.368-1(e)(3) of the Regulations) to Target will have acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Shares (other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice), either directly or through any transaction, agreement, or arrangement with any other person, except for dividends qualifying for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

                     4.1.18. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended December 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

                     4.1.19. Trust's audited financial statements for the year ended December 31, 1999, and unaudited financial statements for the six months ended June 30, 2000, to be delivered to Corporation, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended.

           4.2.      Acquiring Fund represents and warrants as follows:

                     4.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

                     4.2.2.   Corporation  is duly  registered  as  an  open-end
           management   investment   company   under  the  1940  Act,  and  such
           registration is in full force and effect;

                     4.2.3.   Acquiring   Fund   is  a  duly   established   and
           designated series of Corporation;

                     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

                     4.2.6. Acquiring Fund's current prospectuses and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                     4.2.7.   Acquiring  Fund is not in  violation  of,  and the
           execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Articles of
           Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Trust;

                     4.2.8. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Corporation's knowledge) threatened against Corporation with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Corporation knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors (together with Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Corporation's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                     4.2.11. On the effective date of the Registration Statement, at the time of the Shareholders' Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

                     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

                     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor is there any plan or intention for Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to Acquiring Fund, to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of Acquiring Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act;

                     4.2.14.  Following the  Reorganization,  Acquiring Fund (a)
           will continue  Target's  "historic  business"  (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

                     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

                     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

                     4.2.18. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related"(as defined in section 1.368-1(e)(3) of the Regulations) to Acquiring Fund will have acquired Target Shares with consideration other than Acquiring Fund Shares;

                     4.2.19. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended December 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

                     4.2.20. Corporation's audited financial statements for the year ended December 31, 1999, and unaudited financial statements for the six months ended June 30, 2000, to be delivered to Trust, fairly represent Acquiring Fund's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

                     4.2.21. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

           4.3.      Each Fund represents and warrants as follows:

                     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

                     4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of
           (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

                     4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

                     4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

                     4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                     4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

                     4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                     4.3.8.   Immediately   after   the   Reorganization,    the
           Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund;

                     4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the

           Reorganization  (determined  in accordance  with the  guidelines  set
           forth  in  Rev.  Rul.  73-54,   1973-1  C.B.  187)   ("Reorganization
           Expenses"); and

                     4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.17, 4.2.13, and 4.2.18 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target) at the Effective Time.

5.         COVENANTS

           5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that:

                     (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

                     (b)  each  Fund  will  retain  exclusive   control  of  the
           composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets (as defined above) during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Investment Companies shall coordinate the Funds' respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

           5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders' Meeting").

           5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

           5.4. Target covenants that it will assist Corporation in obtaining information Corporation reasonably requests concerning the beneficial ownership of Target Shares.

           5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Corporation at the Closing.

           5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

           5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

           5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

           5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.         CONDITIONS PRECEDENT

           Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

           6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and shall have been approved by Target's shareholders in accordance with applicable law.

           6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions.

           6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

           6.4. Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

                6.4.1. Acquiring Fund is a duly established series of Corporation, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

                6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Target, is a valid and legally binding obligation of Corporation with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor exceeding their par value, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

                6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Corporation's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;

                6.4.5. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on behalf of Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                6.4.6. Corporation is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

                6.4.7. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Corporation (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Corporation (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word

"knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

           6.5. Corporation shall have received an opinion of Counsel substantially to the effect that:

                     6.5.1. Target is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to Counsel's knowledge, to carry on its business as presently conducted;

                     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of Acquiring Fund, is a valid and legally binding obligation of Trust with respect to Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Target) is a party or by which it is bound or (to Counsel's knowledge, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

                     6.5.4. To Counsel's knowledge (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

                     6.5.5. Trust is registered with the SEC as an investment company, and to Counsel's knowledge no order has been issued or proceeding instituted to suspend such registration; and

                     6.5.6. To Counsel's knowledge (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

           6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis for its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any

Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.         BROKERAGE FEES AND EXPENSES

           7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

           7.2. Except as otherwise provided herein, all the Reorganization Expenses will be borne by LMFA or one of its affiliates.

8.         ENTIRE AGREEMENT; NO SURVIVAL

           Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.         TERMINATION OF AGREEMENT

           This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

           9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 29, 2001; or

           9.2.      By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the directors/trustees or officers of either Investment Company, to the other Fund.

10.        AMENDMENT

           This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.        MISCELLANEOUS

           11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

           11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

           11.3 The parties acknowledge that Trust is a Business Trust. Notice is hereby given that this instrument is executed on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Targets' assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees or shareholders.

           11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                   BARTLETT CAPITAL TRUST,
                                     on behalf of its series,
                                     Bartlett Value International Fund



                                   By:
                                        --------------------------------------
                                             Marie K. Karpinski
                                             Vice President





                                   LEGG MASON GLOBAL TRUST, INC.,
                                     on behalf of its series,
                                     Legg Mason Europe Fund

                                   By:
                                        --------------------------------------
                                             Marie K. Karpinski
                                             Vice President

                                   APPENDIX C
                                   ----------

Legg Mason Europe Fund
Portfolio Managers' Comments, 12/31/99


         The Fund had a relatively good year, outperforming the MSCI Europe Index benchmark's return of +15.89% with its total return of +25.41% on Class A shares.(1) The Fund benefited from an exposure to Europe's better managed and performing businesses, measured on a global basis, including the likes of NOKIA and VODAFONE AIRTOUCH, but also from those companies where evidence of tangible restructuring was more obvious. While general concern has been expressed about the lack of breadth in global markets generally, and particularly European equity markets, the converse advantage is that good performing franchises have been more obviously rewarded in share price terms rather than being lost in the crowd. Nevertheless, the performance the Fund achieved has come from the overall portfolio, rather than a concentration in a few individual holdings, and with this in mind we remain confident in the Fund's future prospects.

         Our last annual report ended on an optimistic note. World markets had recovered from their third quarter 1998 debt-inspired lows, and panic had been avoided. Concerted Central Bank easing initiated by the U.S. Federal Reserve, and followed in the U.K. and Europe, appeared to have solved or at least sidelined events that had previously taken on cataclysmic proportions. Investors in Europe had the added excitement, although some would say burden, of the debut of the Euro. The fanfare greeting the new currency, however, was to prove overly enthusiastic, and since January the currency has only looked one way: down. The weakness of the Euro was indicative of the problems that beset Europe for the first six months of the year. Economic growth in Europe remained sluggish when compared to the U.S., and the evidence of a slight recovery was overshadowed by the strong rebounds in Asian economies and stock markets. The new European club also experienced some teething troubles as individual countries sought to promote their nationals to positions of prominence, causing some angst.

         Despite the generally mixed picture, European equity markets continued to make some headway during the first six months, although dollar returns were trimmed by the declining currency. Relative returns were disappointing by international comparisons. However, the bottom-up themes of restructuring and mergers and acquisitions activity, which we have mentioned in previous reports, continued to gather momentum. The newly created single marketplace forced competition on some domestic franchises that had previously been protected by national boundaries, while our largest corporates faced ever-toughening global competition. Corporate restructuring was not just a fashionable theme to which business leaders paid lip service, but an actual necessity. However, by the second half of the year the picture was looking a little brighter. The early signs of economic recovery, evident in the first half, were starting to come through far more. The weaker currency, once seen as a negative, then started to have a beneficial impact on the Fund's performance. The greater trading competitiveness that virtual dollar parity afforded Europe's exporters translated into better industrial production and confidence, while the consumer side of the market continued in a more buoyant mood. Having entered the year with interest rates on a downward trend and the threat of recession on the agenda, we leave the millennium with rates firming and growth forecasts above trend. The European markets responded to this better climate, moving strongly ahead to record new highs at the end of the year.

         As well as the generally better environment, the pace of corporate restructuring increased significantly in the second half of the year with the telecommunications sector and related areas leading the way. The first significant deal involved Olivetti acquiring Telecom Italia through its

--------------------
(1) Excluding the maximum 4.75% sales charge. Return information for Primary Class shares may be found in the appended plot points. Total return on Institutional Class shares (formerly known as Navigator Class shares) was +25.49%.

subsidiary TECNOST. This proved to be the first in a series of landmark deals, proving that the new market denied protection to domestic franchises. Later in the year VODAFONE, which had already acquired Airtouch in the U.S., launched the largest ever hostile bid to buy MANNESMANN in Germany. This was in response to MANNESMANN's acquisition of Orange, the third-placed U.K. wireless operator, with the strategic logic of creating the first truly global mobile telephony group in this exciting area. Mobile telephony and the related areas are one of the few sectors in which Europe excels. Witness the fact that at the year end NOKIA, the Finnish handset mobile and infrastructure company, became Europe's largest market capitalised company, and the mobile penetration model is lead by the European example.

         The financial sector proved a close second in terms of dealmaking. Banco Santander proved to be the consolidator in the Iberian Peninsula, while the battle still rages for the ownership of NATIONAL WESTMINSTER BANK in the U.K. Both the ROYAL BANK OF SCOTLAND and the Bank of Scotland are jockeying for ownership and the deal will be concluded in the New Year. This will continue to be an ongoing theme throughout Europe, and the increasing openness of the market will encourage international entrants into this exciting arena.

OUTLOOK

         Looking into the next millennium, the picture in Europe looks relatively robust. Growth appears to be back on course, and the markets are well supported by the underlying theme of restructuring. European companies are still some way behind their U.S. peer group in terms of efficiency, which in itself should allow for further catch-up in terms of performance. Increasingly, European companies are being recognised as leading players in a global landscape rather than just their domestic location, and also the European investment map is being defined more by sector than by country. We remain confident that our concentration on Europe's quality growth situations will reward investors further in performance terms, and that Europe's credentials as a diversifying asset class for the dollar-based investor are intact.


Lombard Odier International Portfolio Management
February 4, 2000

Legg Mason Europe Fund


Performance Information, Primary Class

                          Cumulative              Average Annual
                         Total Return              Total Return

One Year                   +24.44%                   +24.44%
Life of Class(2)           +75.99                    +26.06


Comparison Line Graph Plot Points:

                          Europe Fund
                         Primary Class          MSCI Europe Index(3)

7/23/97                    $10,000                     $10,000
                            10,143                      10,343
12/97                       10,068                      10,350
                            12,616                      12,452
                            13,273                      13,093
                            11,522                      11,205
12/98                       14,143                      13,303
                            14,091                      13,023
                            13,874                      12,982
                            13,996                      13,134
12/99                       17,599                      15,418



Performance Information, Class A(4)

                 Cumulative Total Return            Average Annual Total Return

One Year           +25.41%*      +19.43%               +25.41%*         +19.43%
Five Years        +229.71*      +214.08                +26.95*          +25.72
Ten Years         +223.91*      +208.58                +12.47*          +11.93

* These figures reflect return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second column in each section reflects return information including the sales charge.

-------------------
(2) Inception date: July 23, 1997.

(3) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning July 31, 1997, for Primary Class, December 31, 1989, for Class A, and August 31, 1997, for Institutional Class shares.

(4) Prior to July 21, 1997, the Fund operated as a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange. The initial investment for Europe Fund Class A shares is net of the 4.75% sales charge.

Comparison Line Graph Plot Points:

                          Europe Fund
                            Class A              MSCI Europe Index

12/89                       $9,525                     $10,000
                             8,842                       9,872
                             9,587                      10,757
                             7,650                       8,909
                             7,568                       9,615
                             8,518                      10,084
                             8,969                       9,410
                             8,544                      10,553
12/91                        8,102                      10,876
                             8,108                      10,533
                             8,748                      11,528
                             8,021                      10,897
                             7,521                      10,364
                             8,073                      11,041
                             8,148                      11,239
                             8,906                      12,229
12/93                        9,771                      13,399
                             9,522                      13,198
                             9,140                      13,022
                             9,415                      13,579
                             9,357                      13,705
                             9,564                      14,551
                            10,310                      15,468
                            10,861                      16,118
12/95                       11,219                      16,668
                            12,505                      17,287
                            13,365                      17,740
                            13,631                      18,417
                            14,757                      20,183
                            15,446                      21,167
                            16,475                      23,060
                            17,516                      24,969
12/97                       17,344                      24,987
                            21,807                      30,060
                            22,999                      31,607
                            19,999                      27,050
                            24,602                      32,116
                            24,553                      31,438
                            24,231                      31,340
                            24,491                      31,706
12/99                       30,853                      37,220

Performance Information, Institutional Class

                              Cumulative               Average Annual
                             Total Return               Total Return

One Year                         +25.49%                   +25.49%
Life of Class(5)                 +87.35                    +30.41


Comparison Line Graph Plot Points:

                              Europe Fund                MSCI Europe
                          Institutional Class              Index(6)

8/21/97                         $50,000                   $50,000
                                 52,690                    54,850
12/97                            52,382                    54,890
                                 65,862                    66,035
                                 69,468                    69,430
                                 60,468                    59,420
12/98                            74,649                    70,545
                                 74,438                    69,060
                                 73,435                    68,845
                                 74,279                    69,650
12/99                            93,675                    81,760



--------
(5) Inception date: August 21, 1997.

(6) The Morgan Stanley Capital International (MSCI) Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning August 31, 1997.

                                   APPENDIX D

             COMPARISON OF INVESTMENT OBJECTIVES AND LIMITATIONS OF BARTLETT VALUE INTERNATIONAL FUND AND LEGG MASON EUROPE FUND

===================================================================================
        LEGG MASON EUROPE FUND                 BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
         INVESTMENT OBJECTIVE                     INVESTMENT OBJECTIVE
===================================================================================
Long-term growth of capital                Capital appreciation
===================================================================================
Seeks to achieve objective by              Seeks to achieve objective by investing
investing substantially all the Fund's     primarily in foreign equity securities
assets in equity securities of             believed to be attractively priced
European issuers that it believes          relative to their intrinsic value.
offers above-average potential for         Income is a secondary consideration.
capital appreciation.
===================================================================================
The sub-adviser focuses on relatively      The adviser offers a bottom up, value
larger capitalized issuers with good       based approach to international
earnings, growth potential and strong      investment, with the goal of producing
management.                                investment returns that are consistently
                                           above average while maintaining below
                                           average levels of risk (as measured by
                                           volatility).
===================================================================================
         TYPES OF INVESTMENTS                       TYPES OF INVESTMENTS
===================================================================================
Under normal circumstances, Fund           Under normal circumstances, Fund invests
invests substantially all of its           substantially all of its assets in
assets in equity securities of             equity securities of non-U.S. issuers.
European issuers.
===================================================================================
Such securities include common and         Such securities generally include common
preferred stocks, convertible              stocks, convertible bonds and preferred
securities, rights and warrants.           stocks.
===================================================================================
Fund invests substantially all of its      Fund may invest in countries in Europe,
assets in equity securities of             the Far East, Latin America, Asia,
European issuers                           Africa, Canada, Australia, and other
                                           geographic regions.
===================================================================================


                                       D-1


===================================================================================
        LEGG MASON EUROPE FUND                BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
         TYPES OF INVESTMENTS                      TYPES OF INVESTMENTS
===================================================================================
A smaller portion of the Fund's assets     Fund may, at times, invest more than 25%
may be invested in fixed income            of its total assets invested in any
securities such as obligations of          major industrial or developed country
foreign or domestic governments,           when the adviser believes there is no
government agencies or municipalities      country-specific risk.
and obligations of foreign or domestic
companies.                                 For temporary defensive purposes, Fund
                                           may invest substantially all of its
                                           assets in one or two countries.
===================================================================================
U.S. GOVERNMENT OBLIGATIONS AND             U.S. GOVERNMENT OBLIGATIONS AND RELATED
RELATED SECURITIES                          SECURITIES
===================================================================================
Fund may invest in U.S. government          Same policy.
obligations and related participation
interests. In addition, Fund may
invest in custodial receipts that
evidence ownership of future interest
payments, principal payments or both
on certain U.S. government
obligations.
===================================================================================
         REPURCHASE AGREEMENTS                     REPURCHASE AGREEMENTS
===================================================================================
When cash is temporarily available or      When cash is temporarily available or
for temporary defensive purposes, Fund     for temporary defensive purposes, Fund
may invest without limit in cash and       may invest all or a portion of its
U.S. dollar denominated money market       assets in money market instruments, cash
instruments, including repurchase          equivalents, short-term government and
agreements of domestic issuers.            corporate obligations or repurchase
                                           agreements.

Fund may enter into repurchase
agreements with respect to securities
issued by the U.S. government, its
agencies and instrumentalities. Under
normal circumstances, no more than 25%
of the Fund's total assets will be
invested in repurchase agreements at
any time.
===================================================================================


                                       D-2


===================================================================================
        LEGG MASON EUROPE FUND                 BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
 OPTIONS, FUTURES AND OTHER STRATEGIES       OPTIONS, FUTURES AND OTHER STRAEGIES
===================================================================================
Fund may invest in certain options,        The adviser does not use derivatives or
futures contracts, options on futures      hedge currencies in Value International.
contracts, forward currency contracts,
swaps, caps, floors, collars, indexed
securities and other derivative
instruments to attempt to enhance
income or yield or to attempt to hedge
its investments.

Fund may enter into futures contracts
and related options provided not more
than 5% of its net assets are required
as a futures contract deposit and/or
premium; in addition, the Fund may not
enter into futures contracts or
related options if, as a result, more
than 20% of the Fund's total assets
would be so invested.
===================================================================================
FORWARD COMMITMENTS, REVERSE               FORWARD COMMITMENTS, REVERSE
REPURCHASE AGREEMENTS AND DOLLAR ROLLS     REPURCHASE AGREEMENTS AND DOLLAR ROLLS
===================================================================================
No stated policy.                          Fund may purchase or sell securities on
                                           a "forward commitment" basis, including
                                           purchases on a "when-issued" basis, a
                                           "when, as and if issued" basis and a "to
                                           be announced" basis. Fund may invest no
                                           more than 5% of its net assets in
                                           forward commitments.
===================================================================================
ILLIQUID AND RESTRICTED INVESTMENTS        ILLIQUID AND RESTRICTED INVESTMENTS
===================================================================================
Fund may invest up to 15% of its net       Fund may invest up to 10% of its net
assets in illiquid investments.            assets in illiquid investments.
===================================================================================


                                       D-3


===================================================================================
        LEGG MASON EUROPE FUND                BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
SECURITIES OF OTHER INVESTMENT COMPANIES   SECURITIES OF OTHER INVESTMENT COMPANIES

===================================================================================
Fund may invest in the securities of       Same policy.
other investment companies, only if it
(i) will not own more than 3% of the
total outstanding voting stock of any
investment company, (ii) does not
invest more than 5% of its total
assets in any one investment company
or (iii) does not invest more than 10%
of its total assets in investment
companies in general.

Fund may invest in any closed-end
investment company that holds foreign
equity securities in its portfolio.
===================================================================================
EMERGING MARKET SECURITIES                 EMERGING MARKET SECURITIES
===================================================================================
Fund may invest in securities of            Same policy.
issuers based in emerging markets.
===================================================================================
           DEBT SECURITIES                           DEBT SECURITIES
===================================================================================
Fund may invest in debt securities of      Fund may invest in debt securities of
governmental or corporate issuers.         governmental or corporate issuers.

Fund may invest in debt obligations
(such as corporate debt securities and
municipal obligations) in any rating
category of the recognized rating
services, including issues that are in
default, and may invest in unrated
debt obligations. The Fund does not
intend to invest more than 5% of its
net assets in securities rated below
investment grade.
===================================================================================


                                       D-4


===================================================================================
        LEGG MASON EUROPE FUND                 BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
U.S. GOVERNMENT OBLIGATIONS AND                 U.S. GOVERNMENT OBLIGATIONS AND
     RELATED SECURITIES                              RELATED SECURITIES
===================================================================================
Fund may invest in U.S. government         Same policy.
obligations and related participation
interests. In addition, Fund may
invest in custodial receipts that
evidence ownership of future interest
payments, principal payments or both
on certain U.S. government
obligations.
===================================================================================
      MUNICIPAL OBLIGATIONS                          MUNICIPAL OBLIGATIONS
===================================================================================
Fund may invest no more than 5% of its     Same policy.
net assets in municipal obligations
(including participation interests).
===================================================================================
  ZERO COUPON AND PAY-IN-KIND BONDS           ZERO COUPON AND PAY-IN-KIND BONDS
===================================================================================
Fund may invest no more than 5% of its     Same policy.
net assets in zero coupon bonds or
pay-in-kind bonds, respectively.
===================================================================================
FLOATING AND VARIABLE RATE OBLIGATIONS      FLOATING AND VARIABLE RATE OBLIGATIONS
===================================================================================
Fund may invest no more than 5% of its     Same policy.
net assets in floating and variable
rate obligations, respectively.
===================================================================================
MORTGAGE-RELATED SECURITIES                      MORTGAGE-RELATED SECURITIES
===================================================================================
Fund has a non-fundamental policy that     Fund does not intend to invest in such
it will invest no more than 5% of its      securities at this time. (Fund may not
net assets in mortgage-related             invest directly in mortgages.)
securities. Such securities include
investments made directly in mortgages
secured by real estate.
===================================================================================


                                       D-5


===================================================================================
        LEGG MASON EUROPE FUND             BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
  ASSET-BACKED AND RECEIVABLE-BACKED          ASSET-BACKED AND RECEIVABLE-BACKED
              SECURITIES                                 SECURITIES
===================================================================================
No stated policy.                          Fund may invest no more than 5% of its
                                           net assets in asset-backed securities
                                           and receivable-backed securities.
===================================================================================
     LOAN PARTICIPATION INTERESTS                LOAN PARTICIPATION INTERESTS
===================================================================================
No stated policy.                          Fund may invest no more than 5% of its
                                           assets in loan participation interests.

===================================================================================
  FUNDAMENTAL INVESTMENT RESTRICTIONS         FUNDAMENTAL INVESTMENT RESTRICTIONS
===================================================================================
             BORROWING                                     BORROWING
===================================================================================
Fund may not borrow money, except (a)      Fund will not borrow money, except (a)
from a bank, provided that immediately     from a bank, provided that immediately
after borrowing there is an asset          after such borrowing there is an asset
coverage of 300% for all borrowings of     coverage of 300% for all borrowings of
the Fund; or (b) from a bank or other      the Fund; or (b) from a bank or other
persons for temporary purposes only,       persons for temporary purposes only,
provided that such temporary               provided that such temporary borrowings
borrowings are in an amount not            are in an amount not exceeding 5% of the
exceeding 5% of the Fund's total           Fund's total assets at the time when the
assets at the time when the borrowing      borrowing is made. Fund will not borrow
is made. The Fund will not borrow          money in excess of one-third of the
money in excess of 15% of the total        Fund's total assets at the time when the
value of its assets (including the         borrowing is made.
amount borrowed) less its liabilities
(not including its borrowings), and        It is the intention of the Fund (which
will not purchase securities at any        may be changed by the Trustees without
time when borrowings exceed 5% of its      shareholder approval) that it will limit
total assets                               its borrowings to an amount not
                                           exceeding 5% of the Fund's total assets
                                           at the time when the borrowing is made.
===================================================================================


                                       D-6


===================================================================================
        LEGG MASON EUROPE FUND                  BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
          DIVERSIFICATION                             DIVERSIFICATION
===================================================================================
Fund may not purchase any security         Fund will not purchase the securities of
(other than obligations of the U.S.        any issuer if such purchase at the time
government, its agencies or                thereof would cause less than 75% of the
instrumentalities), if as a result (a)     value of its total assets to be invested
more than 25% of the value of the          in cash and cash items (including
Fund's total assets would then be          receivables), securities issued by the
invested in securities of any single       U.S. government, its agencies or
issuer, or (b) as to 75% of the value      instrumentalities and repurchase
of the Fund's total assets (i) more        agreements with respect thereto,
than 5% of the value of the Fund's         securities of other investment
total assets would then be invested in     companies, other securities for the
securities of any single issuer, or        purposes of this calculation limited in
(ii) the Fund would own more than 10%      respect of any one issuer to an amount
of the voting securities of any single     not greater in value than 5% of the
issuer. For purposes of this               value of the total assets of the Fund
limitation, the Fund will treat both       and to not more than 10% of the
the corporate borrower and the             outstanding voting securities of such
financial intermediary as issuers of a     issuer.
loan participation interest.
===================================================================================
           SENIOR SECURITIES                           SENIOR SECURITIES
===================================================================================
Fund may not issue senior securities,      Fund may not issue senior securities.
except to evidence borrowings              This limitation is not applicable to
permitted by its fundamental               activities that may be deemed to involve
limitation on borrowing.                   the issuance or sale of a senior
                                           security by the Fund, provided that the
                                           Fund's engagement in such activities is
                                           consistent with or permitted by the 1940
                                           Act, the rules and regulations
                                           promulgated thereunder or
                                           interpretations of the SEC or its staff.
===================================================================================
               SHORT SALES                             SHORT SALES
===================================================================================
Fund may not make short sales of           No stated policy.
securities or maintain a short position
in any security
===================================================================================


                                       D-7


===================================================================================
        LEGG MASON EUROPE FUND             BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
          UNDERWRITING                                UNDERWRITING
===================================================================================
Fund may not act as an underwriter of      Same policy.
securities issued by other persons.
This limitation is not applicable to
the extent that, in connection with
the disposition of portfolio
securities (including restricted
securities), the Fund may be deemed an
underwriter under certain federal
securities laws.
===================================================================================
          REAL ESTATE                                   REAL ESTATE
===================================================================================
Fund may not purchase, hold or deal in     Fund may not purchase, hold or deal in
real estate. This limitation is not        real estate. This limitation is not
applicable to investments in               applicable to investments in securities
securities which are secured by or         which are secured by or represent
represent interests in real estate or      interests in real estate or to
to securities issued by companies,         securities issued by companies,
including real estate investment           including real estate investment trusts,
trusts, that invest in real estate or      that invest in real estate or interests
interests in real estate. This             in real estate. This limitation does not
limitation does not preclude the Fund      preclude the Fund from investing in
from investing in mortgage-related         mortgage-related securities, however
securities or investing directly in        Fund may not invest directly in
mortgages.                                 mortgages.
===================================================================================
              COMMODITIES                                 COMMODITIES
===================================================================================
Fund may not purchase, hold or deal in      Same policy.
commodities or commodities futures
contracts except as described in the
statement of additional information.
This does not preclude the Fund from
investing in futures contracts, put
and call options on foreign currencies
or forward currency exchange
contracts.
===================================================================================


                                       D-8


===================================================================================
        LEGG MASON EUROPE FUND                BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
               LOANS                                     LOANS
===================================================================================
Fund may not lend money to persons         Fund will not make loans to other
except through the use of publicly         persons, except (a) by loaning portfolio
distributed debt obligations and the       securities, (b) by engaging in
entering into of repurchase agreements     repurchase agreements, or (c) by
consistent with its investment             purchasing non-publicly offered debt
policies.                                  securities. For purposes of this
                                           limitation, the term "loans" shall not
No loans will be made if, as a result,     include the purchase of a portion of an
the aggregate amount of such loans         issue of publicly distributed bonds,
would exceed 25% of the Fund's total       debentures or other securities.
assets.
===================================================================================
        INDUSTRY CONCENTRATION                      INDUSTRY CONCENTRATION
===================================================================================
Fund may not invest 25% or more of its     Same policy.
total assets in a particular industry.
This limitation is not applicable to
investments in obligations issued or
guaranteed by the U.S. government, its
agencies and instrumentalities or
repurchase agreements with respect
thereto.
===================================================================================
 MORTGAGING, PLEDGING OR HYPOTHECATING      MORTGAGING, PLEDGING OR HYPOTHECATING
===================================================================================
No stated policy.                          Fund will not mortgage, pledge,
                                           hypothecate or in any manner transfer,
                                           as security for indebtedness, any assets
                                           of the Fund except as may be necessary
                                           in connection with borrowings described
                                           above. (Margin deposits, security
                                           interests, liens and collateral
                                           arrangements with respect to
                                           transactions involving options, futures
                                           contracts, short sales and other
                                           permitted investments and techniques are
                                           not deemed to be a mortgage, pledge or
                                           hypothecation of assets for purposes of
                                           this limitation.)
===================================================================================


                                       D-9


===================================================================================
        LEGG MASON EUROPE FUND             BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
                 MARGIN                                     MARGIN
===================================================================================
Fund may not purchase securities or        Same policy.
evidences of interest thereon on
"margin". This limitation is not
applicable to short term credit obtained
by the Fund for the clearance of
purchases and sales or redemption of
securities, or to arrangements with
respect to transactions involving
options, futures contracts, short sales
and other permitted investments and
techniques (including foreign currency
exchange contracts).
===================================================================================
          RESTRICTED SECURITIES                      RESTRICTED SECURITIES
===================================================================================
Fund will not purchase securities for      SEE "Illiquid and Restricted Investments"
which there are legal restrictions on      above.
resale and other securities that are not
readily marketable if as a result of
such purchase more than 15% of the value
of the Fund's net assets would be
invested in such securities, provided
that securities that are not subject to
restrictions on resale in the country in
which they are principally traded are
not considered subject to this
restriction.
===================================================================================
          OIL AND GAS PROGRAMS                       OIL AND GAS PROGRAMS
===================================================================================
Fund may not invest in oil, gas, mineral   No stated policy.
exploration or development programs,
except that the Fund may invest in
issuers which invest in such programs.
===================================================================================
         "UNSEASONED" COMPANIES                     "UNSEASONED" COMPANIES
===================================================================================
Fund may not purchase any security if as   No stated policy.
a result the Fund would have more than
5% of its net assets invested in
securities of companies which together
with any predecessors have been in
continuous operation for less than three
years.
===================================================================================


                                      D-10


===================================================================================
        LEGG MASON EUROPE FUND             BARTLETT VALUE INTERNATIONAL FUND
===================================================================================
                WARRANTS                                WARRANTS
===================================================================================
Fund may not invest more than 5% of its    No stated policy.
net assets in warrants issued by U.S.
entities, provided that no more than 2%
of its net assets will be invested in
warrants that are not listed on the New
York Stock Exchange or American Stock
Exchange; except that these limitations
are not applicable to warrants issued by
non-U.S. issuers.
===================================================================================

                                   APPENDIX E
                                   ----------


[Name and Address]


                             BARTLETT CAPITAL TRUST

                        BARTLETT VALUE INTERNATIONAL FUND

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  March 9, 2001

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BARTLETT CAPITAL TRUST ("TRUST") and relates to a proposal with respect to the Trust and to Bartlett Value International Fund ("Fund"), a series of the Trust. The undersigned hereby appoints as proxies Marc R. Duffy and Philip E. Sachs, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on March 9, 2001, at the offices of the Fund and at any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Trust and the Fund WITH DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY FACSIMILE, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-___-____.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[XXX]                      KEEP THIS PORTION FOR YOUR RECORDS

                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             BARTLETT CAPITAL TRUST

                       Bartlett Value International Fund.

Vote On Proposal                                FOR        AGAINST       ABSTAIN

1.  Approval of an Agreement and Plan of        / /          / /           / /
Reorganization   and  Termination  under
which  Legg  Mason   Europe  Fund  would
acquire  all of the  assets of  Bartlett
Value  International  Fund  in  exchange
solely for  shares of Legg Mason  Europe
Fund and the  assumption  by Legg  Mason
Europe  Fund  of all of  Bartlett  Value
International     Fund's    liabilities,
followed by the distribution of those shares to the shareholders of Bartlett
Value International Fund.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY FACSIMILE, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-___-____.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

----------------------------------------        -------------------------------
Signature                                       Date

----------------------------------------        -------------------------------
Signature (Joint Owners)                        Date

                          LEGG MASON GLOBAL TRUST, INC.


                                     PART B

                             LEGG MASON EUROPE FUND
                   (A SERIES OF LEGG MASON GLOBAL TRUST, INC.)

                        BARTLETT VALUE INTERNATIONAL FUND
                      (A SERIES OF BARTLETT CAPITAL TRUST)

                                100 LIGHT STREET
                            BALTIMORE MARYLAND 21202

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 26, 2001

         This Statement of Additional Information relates specifically to the proposed reorganization whereby Legg Mason Europe Fund would acquire the assets of Bartlett Value International Fund ("Bartlett International Fund") in exchange solely for shares of Legg Mason Europe Fund and the assumption by Legg Mason Europe Fund of Bartlett International Fund's liabilities ("Reorganization"). This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of Legg Mason Europe Fund (giving effect to the Reorganization) and the following described documents, each of which is incorporated by reference herein:

         (1) The Statement of Additional Information of Legg Mason Europe Fund, dated April 28, 2000. EDGAR accession number: 0000810868-00-000028.

         (2) The Annual Report to Class A and Primary Class Shareholders of Legg Mason Europe Fund for the fiscal year ended December 31, 1999. EDGAR accession number: 0000950168-00-000474.

         (3) The Annual Report to Institutional Class Shareholders of Legg Mason Europe Fund for the fiscal year ended December 31, 1999. EDGAR accession number: 0000950169-00-000191.

         (4) The Semi-Annual Report to Class A and Primary Class shareholders of Legg Mason Europe Fund for the period ended June 30, 2000. EDGAR accession number: 0000950169-00-001098.

         (5) The Semi-Annual Report to Institutional Class shareholders of Legg Mason Europe Fund for the period ended June 30, 2000. EDGAR accession number:
0000950169-00-001116.

         (6) The Statement of Additional Information of Bartlett International Fund, dated April 28, 2000. EDGAR accession number: 0000810868-00-000037.

         (7) The Annual Report to Class A and Class C shareholders of Bartlett International Fund for the fiscal year ended December 31, 1999. EDGAR accession number: 0000950169-00-000169.

         (8)  The   Annual   Report  to  Class  Y   shareholders   of   Bartlett
International Fund for the fiscal year ended December 31, 1999. EDGAR accession number: 0000950169-00-000169.

         (9) The Semi-Annual Report to Class A and Class C shareholders of Bartlett International Fund for the period ended June 30, 2000. EDGAR accession number: 0000950169-00-001110.

         (10) The Semi-Annual Report to Class Y shareholders of Bartlett International Fund for the period ended June 30, 2000. EDGAR accession number:
0000950169-00-001110.


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated January 26, 2001 relating to the above-referenced matter.

                                TABLE OF CONTENTS

Unaudited Proforma Combined Financial Statements of Legg Mason Europe Fund and
Bartlett International Fund..................................................B-4

                             LEGG MASON EUROPE FUND

                                       AND

                           BARTLETT INTERNATIONAL FUND



                     PROFORMA COMBINED FINANCIAL STATEMENTS

                                   (UNAUDITED)

LEGG MASON EUROPE FUND
PRO FORMA
CAPITALIZATION AND RATIOS
September 30, 2000
(Unaudited)
                                              Bartlett             Legg Mason          Pro Forma
                                        Value International       Europe Fund          Combined
                                        -------------------      -------------       -------------
Net Assets
          Class A                         $ 29,598,631           $  54,060,882       $  83,659,513
          Class C / Primary               $  2,924,944           $  53,762,179       $  56,687,123
          Class Y/Institutional(A)        $  2,298,852           $     390,083       $   2,688,935
                                          ------------           -------------       -------------
          Total                           $ 34,822,427           $ 108,213,144       $ 143,035,571
                                          ============           =============       =============

Net Asset Value Per Share

          Class A                         $      12.93           $       23.48       $       23.48
          Class C/Primary                 $      12.66           $       22.73       $       22.73
          Class Y/Institutional(A)        $      12.89           $       23.61       $       23.61

Shares Outstanding

          Class A                            2,288,867               2,302,530           3,563,119
          Class C/Primary                      230,990               2,365,717           2,494,399
          Class Y/Institutional(A)             178,292                  16,519             113,887


Ratio of expenses to average net assets(B)

          BEFORE FEE WAIVERS
          Class A                                2.16%                   1.71%               1.65%
          Class C/Primary                        2.92%                   2.49%               2.46%
          Class Y/Institutional(A)               1.88%                   1.45%               1.38%

          AFTER FEE WAIVERS
          Class A                                1.80%                   1.71%               1.65%
          Class C/Primary                        2.55%                   2.49%               2.46%
          Class Y/Institutional(A)               1.55%                   1.45%               1.38%

          -----------------
          (A)  Formerly Navigator Class
          (B)  Annualized

LEGG MASON EUROPE FUND
PRO FORMA
CAPITALIZATION AND RATIOS
June 30, 2000
(Unaudited)
                                              Bartlett             Legg Mason          Pro Forma
                                        Value International       Europe Fund          Combined
                                        -------------------      -------------       -------------
Net Assets
          Class A                          $ 34,426,715          $  60,921,670       $  95,348,385
          Class C / Primary                $  3,536,880          $  59,613,850       $  63,150,730
          Class Y/Institutional(A)         $  3,054,291          $     412,176       $   3,466,467
                                           ------------          -------------       -------------
          Total                            $ 41,017,886          $ 120,947,696       $ 161,965,582
                                           ============          =============       =============

Net Asset Value Per Share

          Class A                               $ 13.98                $ 25.15             $ 25.15
          Class C / Primary                     $ 13.69                $ 24.39             $ 24.39
          Class Y/Institutional(A)              $ 13.94                $ 25.28             $ 25.28

Shares Outstanding

          Class A                             2,462,832              2,422,479           3,791,334
          Class C / Primary                     258,440              2,444,144           2,589,158
          Class Y/Institutional(A)              219,083                 16,307             137,125


Ratio of expenses to average net assets(B)

          BEFORE FEE WAIVERS
          Class A                                 2.16%                  1.75%               1.65%
          Class C / Primary                       2.92%                  2.53%               2.46%
          Class Y/Institutional(A)                1.86%                  1.49%               1.38%

          AFTER FEE WAIVERS
          Class A                                 1.80%                  1.75%               1.65%
          Class C / Primary                       2.55%                  2.53%               2.46%
          Class Y/Institutional(A)                1.55%                  1.49%               1.38%


        --------------
          (A)  Formerly Navigator Class
          (B)  Annualized


LEGG MASON EUROPE FUND
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of June 30, 2000
(Unaudited)
                                                   Bartlett           Legg Mason          Pro Forma          Pro Forma
                                             Value International     Europe Fund         Adjustments         Combined
                                             -------------------     ------------        ------------     -------------
     ASSETS

     Investments, at market value              $ 40,506,590         $ 121,148,024        $          -     $ 161,654,614
     Cash                                            16,677               302,258                               318,935
     Receivable for Fund shares sold                393,393             1,069,056                             1,462,449
     Receivable for Securities sold                       -                     -                                     -
     Dividend and Interest receivable               144,961               330,542                               475,503
     Other Assets                                         -               103,755                               103,755
                                               ------------         -------------       -------------     -------------
                        Total Assets           $ 41,061,621         $ 122,953,635        $          -     $ 164,015,256
                                               ============         =============       =============     =============

     LIABILITIES

     Payable for Fund shares repurchased             24,897               992,358                             1,017,255
     Payable for Securities purchased                     -               686,016                               686,016
     Advisory and Distribution fees                  31,317               168,203                               199,520
     Dividends payable                               14,751                     -                                14,751
     Accrued expenses and other liabilities         (27,230)              159,362                               132,132
                                               ------------         -------------       -------------     -------------
             Total Liabilities                       43,735             2,005,939                   -         2,049,674
                                               ------------         -------------       -------------     -------------
     Net Assets                                $ 41,017,886         $ 120,947,696        $          -     $ 161,965,582
                                               ============         =============       =============     =============
     ANALYSIS OF NET ASSETS

     Accumulated paid in capital               $ 30,785,343          $ 97,444,840                         $ 128,230,183
     Over distributions of net investment
        income                                   (1,280,403)             (773,922)                           (2,054,325)
     Accumulated net realized gain/(loss)
        on investments and foreign currency
        transactions                              4,094,001             4,416,112                             8,510,113
     Unrealized appreciation/(depreciation)
        of investments and foreign currency
        transactions                              7,418,945            19,860,666                            27,279,611
                                               ------------         -------------       -------------     -------------
     NET ASSETS                                $ 41,017,886         $ 120,947,696        $          -     $ 161,965,582
                                               ============         =============       =============     =============

     OUTSTANDING SHARES

     CLASS A                                      2,462,832             2,422,479          (1,093,977)        3,791,334
     CLASS C / PRIMARY                              258,440             2,444,144            (113,426)        2,589,158
     CLASS Y / INSTITUTIONAL(A)                     219,083                16,307             (98,265)          137,125

     NET ASSET VALUE PER SHARE:

     CLASS A                                         $13.98                $25.15                                $25.15
                                                 ----------            ----------                            ----------
     CLASS C / PRIMARY                               $13.69                $24.39                                $24.39
                                                 ----------            ----------                            ----------
     CLASS Y / INSTITUTIONAL(A)                      $13.94                $25.28                                $25.28
                                                 ----------            ----------                            ----------



     (A)  Formerly Navigator Class


LEGG MASON EUROPE FUND
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended June 30, 2000
(Unaudited)
                                                   Bartlett           Legg Mason          Pro Forma         Pro Forma
                                             Value International     Europe Fund         Adjustments         Combined
                                             -------------------     ------------        ------------     -------------
INVESTMENT INCOME

     Dividend Income                           $   966,000          $   1,431,000        $          -     $  2,397,000
     Interest Income                               552,000                 62,000                              614,000
           Less Foreign tax withheld               (79,000)              (131,000)                            (210,000)
                                               ------------         -------------       -------------     -------------
           Total Income                          1,439,000              1,362,000                            2,801,000
                                               ------------         -------------       -------------     -------------

EXPENSES

     Management fee                                549,000              1,226,000            (111,714)(A)    1,663,286
     Distribution and service fees                 129,000                714,000              (1,508)(A)      841,492
     Transfer agent and shareholder
       servicing fee                                22,000                 80,000              (7,500)(B)       94,500
     Audit and legal fees                           65,000                 51,000             (61,000)(B)       55,000
     Custodian fee                                 133,000                290,000            (100,176)(B)      322,824
     Directors' fees                                33,000                 21,000             (46,800)(C)        7,200
     Organizational expense                              -                107,000                   -          107,000
     Registration fees                              31,000                 72,000             (31,000)(B)       72,000
     Reports to shareholders                        28,000                 31,000             (10,438)(B)       48,562
     Other expense                                   7,000                  9,000             (13,200)(B)        2,800
                                               ------------         -------------       -------------     ------------
                                                   997,000              2,601,000            (383,336)       3,214,664
     Less fees waived                             (187,000)                     -             187,000(A)             -
                                               ------------         -------------       -------------     ------------
     Total expense, net of waivers                 810,000              2,601,000            (196,336)       3,214,664

                                               ------------         -------------       -------------     ------------
NET INVESTMENT INCOME/(LOSS)                       629,000             (1,239,000)            196,336         (413,664)


NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Realized gain (loss) on investments and
          foreign currency transactions          5,708,000             12,258,000                           17,966,000
     Change in unrealized appreciation/
          (depreciation) of investments and
          foreign currency transactions           (676,000)             9,342,000                            8,666,000
NET REALIZED AND UNREALIZED GAIN (LOSS)        ------------         -------------       -------------     ------------
     ON INVESTMENTS                              5,032,000             21,600,000                           26,632,000

                                               ------------         -------------       -------------     ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS  $5,661,000            $20,361,000            $196,336      $26,218,336
                                               ============         =============       =============     ============


(A)  Based on contract in effect for the surviving fund.
(B)  Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(C)  Based on director compensation plan for the surviving fund.


LEGG MASON EUROPE FUND
Pro Forma Portfolio of Investments(B)
June 30, 2000
(Unaudited)

                                                              Bartlett                 LM Europe                  Pro Forma
                                        % of Net         Value International              Fund                     Combined
                                          Assets      Shares/Par  Market Value    Shares/Par Market Value  Shares/Par  Market Value
                                         --------     ------------------------    ------------------------ ------------------------
COMMON STOCKS AND EQUITY INTERESTS         94.07%
ARGENTINA                                   0.25%
        Telecom Argentina Stet -
          France Telecom SA ADR                           15,000      $412,500                                15,000  $   412,500
                                                                    ----------                                        -----------
                                                                       412,500                                            412,500
AUSTRALIA                                   1.94%
        Brambles Industries Ltd.                          39,200     1,203,498                                39,200    1,203,498
        National Australia Bank ADR                       14,225     1,177,119                                14,225    1,177,119
        The News Corporation
          Limited ADR                                     14,100       768,450                                14,100      768,450
                                                                    ----------                                        -----------
                                                                     3,149,067                                          3,149,067
CANADA                                      0.59%
        Nortel Networks Corporation                       14,000       955,500                                14,000      955,500
                                                                    ----------                                        -----------
                                                                       955,500                                            955,500
FINLAND                                     3.72%
        Nokia Oyj                                                                    118,104   $6,026,698    118,104    6,026,698
                                                                                               ----------             -----------
                                                                                                6,026,698               6,026,698
FRANCE                                     15.55%
        Air Liquide SA                                                                17,963    2,342,592     17,963    2,342,592
        Alcatel                                                                       40,800    2,675,987     40,800    2,675,987
        Alcatel SA ADR                                    20,000     1,330,000                                20,000    1,330,000
        Aventis SA ADR                                    18,079     1,311,857                                18,079    1,311,857
        Axa                                                                           21,800    3,434,058     21,800    3,434,058
        BNP Paribus SA                                                                20,000    1,924,676     20,000    1,924,676
        Cie de Saint Gobain                                6,384       863,025                                 6,384      863,025
        Compagnie Generale des
          Etablissements Michelin                         27,100       869,571                                27,100      869,571
        Dassault Systemses S.A.                                                       23,900    2,229,254     23,900    2,229,254
        Groupe Danone                                     46,000     1,239,125                                46,000    1,239,125
        STMicroelectronics                                                            32,001    2,016,390     32,001    2,016,390
        Total Fina Elf                                    10,800       829,575                                10,800      829,575
        Total Fina SA                                                                 26,894    4,123,520     26,894    4,123,520
                                                                    ----------                -----------             -----------
                                                                     6,443,153                 18,746,477              25,189,630
GERMANY                                     7.24%
        Adidas-Salomon AG                                                             43,840    2,425,025     43,840    2,425,025
        Buderus AG                                        67,100     1,066,606                                67,100    1,066,606
        DaimlerChrysler AG                                14,880       774,690                                14,880      774,690
        Deutsche Bank AG                                                              30,040    2,472,147     30,040    2,472,147
        Deutsche Lufthansa AG                             50,500     1,167,221                                50,500    1,167,221
        Epcos AG                                                                      15,025    1,498,844     15,025    1,498,844(A)
        Infineon Technologies AG                                                      29,480    2,323,334     29,480    2,323,334(A)
                                                                    ----------                -----------             -----------
                                                                     3,008,517                  8,719,350              11,727,867
GREECE                                      1.00%


                                                                B-9


LEGG MASON EUROPE FUND
Pro Forma Portfolio of Investments(B)
June 30, 2000
(Unaudited)

                                                              Bartlett                 LM Europe                  Pro Forma
                                        % of Net         Value International              Fund                     Combined
                                          Assets      Shares/Par  Market Value    Shares/Par Market Value  Shares/Par  Market Value
                                         --------     ------------------------    ------------------------ ------------------------
        Alpha Credit Bank                                                             41,253    1,627,531     41,253    1,627,531
                                                                                              ------------            -----------
                                                                                                1,627,531               1,627,531
HONG KONG                                   0.46%
        Jardine Strategic
          Holdings Limited                               250,000       747,500                               250,000      747,500
                                                                    ----------                                        -----------
                                                                       747,500                                            747,500
INDIA                                       0.13%
        Morgan Stanley India
          Investment Fund                                 17,300       207,600                                17,300      207,600(A)
                                                                    ----------                                        -----------
                                                                       207,600                                            207,600
IRELAND                                     0.59%
        Allied Irish Banks plc ADR                        53,600       951,400                                53,600      951,400
                                                                    ----------                                        -----------
                                                                       951,400                                            951,400
ITALY                                       4.72%
        Bipop - Carire SpA                                                           252,000    1,982,416    252,000    1,982,416
        San Paolo - IMI SpA ADR                           29,781     1,053,503                                29,781    1,053,503
        Seat Paine Gialle SpA                                                        510,500    1,764,296    510,500    1,764,296
        Tecnost SpA                                                                  752,583    2,838,041    752,583    2,838,041(A)
                                                                    ----------                 ----------             -----------
                                                                     1,053,503                  6,584,753               7,638,256
JAPAN                                       4.42%
        Canon, Inc.                                       22,000     1,094,765                                22,000    1,094,765
        Fujitsu Limited                                   35,000     1,210,593                                35,000    1,210,593
        Ito-Yokado Co., Ltd. ADR                           5,700       353,044                                 5,700      353,044
        Matsumotokiyoshi                                   7,000       733,613                                 7,000      733,613
        Matsushita Electric Industrial
          Company Ltd.                                    43,000     1,114,462                                43,000    1,114,462
        Rohm Company Ltd.                                  3,500     1,022,572                                 3,500    1,022,572
        Secom Co., Ltd.                                   14,000     1,022,572                                14,000    1,022,572
        Terumo Corporation                                18,000       609,019                                18,000      609,019
                                                                     ---------                                        -----------
                                                                     7,160,640                                          7,160,640
NETHERLANDS                                 6.09%
        CNH Global N.V                                    78,750       728,438                                78,750      728,438
        Heineken NV                                                                   35,700    2,172,779     35,700    2,172,779
        Koninklijke (Royal) Philips
          Electronics N.V                                 12,000       570,000                                12,000      570,000
        Koninklijke (Royal) Philips
          Electronics N.V                                                             80,580    3,800,330     80,580    3,800,330
        KPN NV                                                                        57,800    2,585,262     57,800    2,585,262
        KPN NV - Rights                                                               20,300                  20,300            0
                                                                    ----------                 ----------             -----------
                                                                     1,298,438                  8,558,371               9,856,809
NORWAY
        Norsk Hydro ASA ADR                                6,600       277,613                                 6,600      277,613
                                                                    ----------                                        -----------
                                                                       277,613                                            277,613
PORTUGUAL                                   0.54%
        Banco Comercial
           Portugues, SA ADR                              33,500       866,813                                33,500      866,813
                                                                      --------                                        -----------
                                                                       866,813                                            866,813


                                                                B-10


LEGG MASON EUROPE FUND
Pro Forma Portfolio of Investments(B)
June 30, 2000
(Unaudited)

                                                              Bartlett                 LM Europe                  Pro Forma
                                        % of Net         Value International              Fund                     Combined
                                          Assets      Shares/Par  Market Value    Shares/Par Market Value  Shares/Par  Market Value
                                         --------     ------------------------    ------------------------ ------------------------
SINGAPORE                                   0.51%
        Natsteel Ltd.                                    280,000       385,871                               280,000      385,871
        Singapore Telecomm                               300,000       439,491                               300,000      439,491
                                                                    ----------                                        -----------
                                                                       825,362                                            825,362
SOUTH KOREA                                 0.63%
        Korea Electric Power
          Corporation ADR                                 18,000       331,875                                18,000      331,875
        Korea Fund, Inc.                                  20,125       283,008                                20,125      283,008(A)
        Pohang Iron & Steel
          Company Ltd. ADR                                17,100       410,400                                17,100      410,400
                                                                    ----------                                        -----------
                                                                     1,025,283                                          1,025,283
SPAIN                                       4.04%
        Banco Santander Central
           Hispano, SA                                                               179,900    1,897,844    179,900    1,897,844
        Endesa SA ADR                                     40,000       780,000                                40,000      780,000
        Repsol YPF, SA ADR                                41,700       826,181                                41,700      826,181
        Telefonica S.A                                                               141,352    3,036,349    141,352    3,036,349(A)
                                                                    ----------                 ----------             -----------
                                                                     1,606,181                  4,934,193               6,540,374
SWEDEN                                      6.23%
        Cardo AB                                          26,400       454,966                                26,400      454,966
        Pharmacia Corporation                             15,040       777,380                                15,040      777,380
        Skandia Forsakrings AB                                                       116,463    3,076,630    116,463    3,076,630
        Telefonaktiebolaget LM Ericsson AB                                           292,137    5,779,808    292,137    5,779,808
                                                                    ----------                -----------             -----------
                                                                     1,232,346                  8,856,438              10,088,784
SWITZERLAND                                 6.33%
        ABB Ltd.                                                                      15,709    1,880,207     15,709    1,880,207
        Adecco SA                                                                      2,222    1,887,876      2,222    1,887,876
        Credit Suisse Group                                                           12,778    2,541,814     12,778    2,541,814
        Novartis AG                                          800     1,267,210                                   800    1,267,210(A)
        Serono SA                                                                      3,212    2,677,815      3,212    2,677,815
                                                                    ----------                -----------             -----------
                                                                     1,267,210                  8,987,712              10,254,922
TAIWAN                                      0.24%
        Taiwan Fund Inc.                                  20,000       382,500                                20,000      382,500
                                                                    ----------                                        -----------
                                                                       382,500                                            382,500
UNITED KINGDOM                             28.68%
        3i Group PLC                                                                 124,410    2,558,246    124,410    2,558,246
        ARM Holdings plc                                                             177,640    1,903,012    177,640    1,903,012
        Barclays PLC                                                                  84,650    2,104,418     84,650    2,104,418(A)
        BP Amoco Plc                                                                 683,266    6,554,606    683,266    6,554,606
        British Telecommunications plc ADR                 4,000       529,000                                 4,000      529,000
        Cable & Wireless plc                                                         168,380    2,850,940    168,380    2,850,940
        Cadbury Schweppes PLC ADR                         45,000     1,181,250                                45,000    1,181,250
        Diageo plc ADR                                    30,241     1,075,445                                30,241    1,075,445
        Glaxo Wellcome plc                                                           195,399    5,697,333    195,399    5,697,333


                                                                B-11


LEGG MASON EUROPE FUND
Pro Forma Portfolio of Investments(B)
"June 30, 2000"
(Unaudited)

                                                              Bartlett                 LM Europe                  Pro Forma
                                        % of Net         Value International              Fund                     Combined
                                          Assets      Shares/Par  Market Value    Shares/Par Market Value  Shares/Par  Market Value
                                         --------     ------------------------    ------------------------ ------------------------
        Hays plc                                                                     471,566    2,629,345    471,566    2,629,345
        Invensys plc                                     263,200       987,655                               263,200      987,655
        Logica plc                                                                   109,180    2,583,731    109,180    2,583,731
        Pearson plc                                                                   82,710    2,628,118     82,710    2,628,118
        Reuters Group PLC                                                            118,120    2,014,257    118,120    2,014,257
        Rio Tinto plc ADR                                 16,600     1,083,150                                16,600    1,083,150
        Tomkins PLC ADR                                   71,300       913,531                                71,300      913,531
        Vodafone AirTouch plc                                                      1,828,105    7,385,500  1,828,105    7,385,500
        WPP Group plc                                                                120,770    1,763,413    120,770    1,763,413
                                                                    ----------                 ----------             -----------
                                                                     5,770,031                 40,672,919              46,442,950

        TOTAL COMMON STOCK AND EQUITY INTERESTS                    $38,641,157               $113,714,442            $152,355,599

        CORPORATE BONDS AND NOTES           0.35%
        Magna International 5.0% 10/15/02                550,000       565,433                               550,000      565,433
                                                                    ----------                                        -----------
                                                                       565,433                                            565,433
        PREFERRED SHARES                    4.59%
         Marschollek, Lautenschlaeger
           und Partner AG                                                              4,750    2,349,494      4,750    2,349,494
        Porsche AG                                                                       496    1,349,564        496    1,349,564
        SAP AG                                                                        20,268    3,734,524     20,268    3,734,524
                                                                                                ---------             -----------
                                                                                                7,433,582               7,433,582
        REPURCHASE AGREEMENTS               0.80%
        State Street Bank & Trust Co.
           3.5%, dated 6/30/00, to be repurchased
             at $1,300 on 7/3/00
           (Collateral: $1,440 Federal Home Loan
             Bank Note, 5.823%
           due 5/6/09, value $1,343)
                                                        1,300,000     1,300,000                            1,300,000    1,300,000
                                                                      ---------                                       -----------
                                                                      1,300,000                                         1,300,000

        ---------------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENTS AT MARKET        99.81%                   $40,506,590              $121,148,024            $161,654,614
                                                                    -----------              ------------            ------------

        TOTAL INVESTMENTS AT COST                                    33,086,979               101,286,713             134,373,692
                                                                    -----------              ------------            ------------
        -----------------------------------------
        (A)  Non Income Producing

        (B) No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon consumption of the acquisitions, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment advisor of any of the funds from buying or selling securities in the normal course of such Fund's business and operations.


LEGG MASON EUROPE FUND
PRO FORMA COMBINED
Annual Fund Operating Expenses
AS OF JUNE 30, 2000
(Unaudited)

                    Bartlett Value International          Legg Mason Europe Fund                      Pro Forma Combined
                    -----------------------------     -----------------------------------     -----------------------------------
                                                                  Primary   Institutional                Primary    Institutional
                    Class A   Class C    Class Y      Class A      Class      Class(A)        Class A     Class       Class(A)
                    Shares    Shares     Shares       Shares       Shares     Shares          Shares      Shares      Shares
                    -------   --------   --------     ---------   ---------   --------        --------   ---------    --------
Management fees      1.25%     1.25%      1.25%        1.00%        1.00%      1.00%           1.00%       1.00%       1.00%

Rule 12b-1 fees      0.25%     1.00%      none         0.25%        1.00%      none            0.25%       1.00%       none

Other expenses       0.66%     0.67%      0.61%        0.50%        0.53%      0.49%           0.40%       0.46%       0.38%
                    -------   -------    -------      -------      -------    -------         -------     -------     -------


Total fund
operating expenses   2.16%     2.92%      1.86%         1.75%       2.53%      1.49%           1.65%       2.46%      1.38%
                    =======   =======    =======      =======      =======    =======         =======     =======     =======

Expense Limit        1.80%     2.55%      1.55%         1.85%       2.60%      1.60%           1.85%       2.60%      1.60%

(A)  Formerly the Navigator Class


LEGG MASON EUROPE FUND
PRO FORMA NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)



1)       DESCRIPTION OF THE FUND

         The Legg Mason Europe Fund, ("Fund") a series of Legg Mason Global Trust, Inc. ("Corporation"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

         Europe Fund consists of three classes of shares: Class A, Primary Class and Institutional Class. All shareholders bear the common expenses of the Funds based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

2)       BASIS OF PRO FORMA PRESENTATION

         The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Bartlett Value International, a series of Bartlett Capital Trust ("Value International") by Europe Fund as if such acquisition had taken place as of July 1, 1999. The information is based on historical financial statement data giving effect to the pro forma adjustments.

         Subject to approval of the Agreement and Plan of Reorganization and Termination, the combination of Value International by Europe Fund will be accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method). The acquisition would be accomplished by an acquisition of the net assets of Value International in exchange for shares of the Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Value International and the Fund have been combined as of and for the period ended June 30, 2000.

         The accompanying pro forma financial statements should be read in conjunction with the financial statements and statements of net assets of the Fund and Value International included in their respective semi-annual reports dated June 30, 2000.

         The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of Value International and the Fund had taken place as of July 1, 1999.

3)       SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION
         The Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

FOREIGN CURRENCY TRANSLATION
         The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

              (i) value of investment securities, assets and liabilities at the closing daily rate of exchange; and

              (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

         The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS
         Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

SECURITY TRANSACTIONS
         Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

DEFERRED ORGANIZATIONAL EXPENSES
         Deferred organizational expenses of the Fund aggregated $210,000 and are being amortized on a straight-line basis over 5 years commencing on the date operations began.

FEDERAL INCOME TAXES
         No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

FOREIGN TAXES
         The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

USE OF ESTIMATES
         Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

4)       REPURCHASE AGREEMENTS:

         All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

5)       OPTIONS AND FUTURES:

         Europe Fund may utilize  options  and  futures.  Options may be written
(sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

         When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                        IMPACT ON THE FUND:
The option expires                       Realize a loss in the amount
                                         of the cost of the option.
--------------------------------------------------------------------------------
The option is closed                     Realize a gain or loss depending on
through a closing sale                   whether the proceeds from the closing
transaction                              sale transaction are greater
                                         or less than the cost of the option.
--------------------------------------------------------------------------------
The Fund exercises a call option         The cost of the security purchased
                                         through the exercise of the option will
                                         be increased by the premium originally
                                         paid to purchase the option.
--------------------------------------------------------------------------------
The Fund exercises a put option          Realize a gain or loss from the
                                         sale of the underlying security.
                                         The proceeds of that sale will be
                                         reduced by the premium originally
                                         paid to purchase the put option.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WRITTEN OPTION:                          IMPACT ON THE FUND:
he option expires                        Realize a gain equal to the amount of
                                         the premium received.
--------------------------------------------------------------------------------
The option is closed through a           Realize a gain or loss without regard
closing purchase transaction             to any unrealized gain or loss on the
                                         underlying security and eliminate the
                                         option liability. The Fund will realize
                                         a loss in this transaction if the cost
                                         of the closing purchase exceeds the
                                         premium received when the option was
                                         written.
--------------------------------------------------------------------------------
A written call option is exercised       Realzie a gain or loss from the sale of
by the option purchaser                  the underlying security.  The proceeds
                                         of that sale will be increased by the
                                         premium originally received when the
                                         option was written.
--------------------------------------------------------------------------------
A written put option is  exercised       The amount of the premium  originally
by the option purchaser                  received will reduce the cost of the
                                         security that the Fund purchased when
                                         the option was exercised.
--------------------------------------------------------------------------------


         The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

         Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

         The Fund enters into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

6)       FINANCIAL INSTRUMENTS:

         Emerging Market Securities

         The Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

FORWARD CURRENCY EXCHANGE CONTRACTS
         As part of its investment program, the Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

         Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts. The Fund's adviser will enter into forward foreign currency contracts only with the parties approved by the Board of Directors because there is a risk of loss to the Fund if the counter-parties do not complete the transaction.

7)       TRANSACTIONS WITH AFFILIATES:

         Europe Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to the agreement, LMFA provides the Fund with management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets.

         LMFA has agreed to waive the fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of the Fund's average daily net assets as shown in the following chart:

      --------------------------------------------------------------------------
      Europe Fund        Management  Expense
                         Fee         Limitation    Expense Limitation Expiration
      --------------------------------------------------------------------------
      -Class A           1.00%       1.85%         April 30, 2002
      --------------------------------------------------------------------------
      -Primary Class     1.00%       2.60%         April 30, 2002
      --------------------------------------------------------------------------
      -Navigator Class   1.00%       1.60%         April 30, 2002
      --------------------------------------------------------------------------

         Lombard Odier  International  Portfolio  Management  Limited  ("Lombard
Odier") serves as investment adviser to Europe Fund. Lombard Odier is responsible for the actual investment activity of the Fund. LMFA pays Lombard Odier a fee for its services, computed daily and payable monthly, at an annual rate equal to 60% of the fee received by LMFA.

         Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor. Legg Mason receives an annual distribution fee and an annual service fee based on the average daily net assets, computed daily and payable monthly as follows:

           -------------------------------------------------------------
           Europe Fund              Distribution Fee    Service Fee
           -------------------------------------------------------------
           -Class A                 N/A                 .25%
           -------------------------------------------------------------
           -Primary Class           .75%                .25%
           -------------------------------------------------------------
           -Navigator Class         N/A                 N/A
           -------------------------------------------------------------

         LMFA  and  Legg  Mason  are  corporate   affiliates  and  wholly  owned
subsidiaries of Legg Mason, Inc.

         All costs incurred in connection with the Plan of Reorganization will be borne by Legg Mason.

8)       LINE OF CREDIT:

         The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. The Funds had no borrowings under the Credit Agreement during the pro forma periods presented.

                          LEGG MASON GLOBAL TRUST, INC.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification
         ---------------

         This item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 15 to the registration statement, SEC File No. 33-56672, filed April 30, 1999.

Item 16. Exhibits

         (1)      (a)      Articles of Incorporation (4)
                  (b)      Articles Supplementary  (4)
                  (c)      Articles of Amendment   (4)
                  (d)      Articles Supplementary  (2)
                  (e)      Articles of Amendment   (4)
                  (f)      Articles of Amendment   (7)
                  (g)      Articles of Amendment   (9)
                  (h)      Articles of Amendment -- filed herewith

         (2)      By-Laws (4)

         (3)      Voting trust agreement -- none

         (4) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix B to the Prospectus/Proxy statement

         (5)      Instruments defining the rights of shareholders -- none

         (6)      (a)      Investment Advisory Agreement -- International Equity
                           Trust (1)
                  (b)      Management Agreement -- International Equity
                           Trust (1)
                  (c)      Amended Investment Advisory Agreement -- Global
                           Trust (4)
                  (d)      (A)     Investment Sub-Advisory Agreement -- Global
                                   Income Trust (9)
                           (B)     Sub-Administration Agreement -- Global Income
                                   Trust (5)
                  (e)      Management Agreement -- Global Income Trust (1)
                  (f)      Investment Advisory Agreement -- Emerging Markets
                           Trust (3)
                  (g)      Management Agreement -- Emerging Markets Trust (3)
                  (h)      Investment Advisory and Administration Agreement --
                           Europe Fund (11)
                  (i)      Sub-Advisory Agreement -- Europe Fund  (11)

         (7)      Underwriting Agreement

                  (a)      Global Income Trust (4)
                  (b)      International Equity Trust (4)
                  (c)      Emerging Markets Trust (3)
                  (d)      Europe Fund (11)

         (8)      Bonus, profit sharing or pension plans -- none

         (9)      (a)      Custodian Agreement (4)
                  (b)      Amendment to Custodian Agreement (4)

         (10)     (a)      Plan pursuant  to Rule 12b-1
                           (i)     Global Income Trust (4)
                           (ii)    International Equity Trust (4)
                           (iii)   Emerging Markets Trust (3)
                           (iv)    Europe Fund -- Class A Shares and Primary
                                   Class shares (11)
                  (b)      Rule 18f-3 Plan
                           (i)     Rule 18f-3 Plan - Europe Fund (11)
                           (ii)    Form of Rule 18f-3 Plan -- Global Income
                                   Trust, International Equity Trust and
                                   Emerging Markets Trust (8)

         (11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered -- filed herewith

         (12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with Legg Mason Europe Fund and Bartlett Value International Fund reorganization - to be filed

         (13)     (a)      Transfer Agency and Service Agreement (4)
                  (b)      Credit Agreement (5)
                  (c)      Credit Agreement Amendment (6)
                  (d)      Amendment and Restatement of Credit Agreement (10)

         (14)     Accountant's consent -- filed herewith

         (15)     Financial statements omitted pursuant to Item 14(a)(1) -- none

         (16)     Manually signed copy of power of attorney -- filed herewith

         (17)     Additional Exhibits -- none

(1) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the registration statement, SEC File No. 33-56672, filed August 31, 1995.

(2) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 8 to the registration statement, SEC File No. 33-56672, filed February 16, 1996.

(3) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 9 to the registration statement, SEC File No. 33-56672, filed November 18, 1996.

(4) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-56672, filed April 30, 1997.

(5) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 13 to the registration statement, SEC File No. 33-56672, filed April 30, 1998.

(6) Incorporated by reference to corresponding exhibit of Bartlett Capital Trust's Registration Statement, Post-Effective Amendment No. 27, SEC File No. 2-80648, filed March 2, 1999.

(7) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 16 to the registration statement, SEC File No. 33-56672, filed July 2, 1999.

(8) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 18 to the registration statement, SEC File No. 33-56672, filed September 15, 1999.

(9) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 19 to the registration statement, SEC File No. 33-56672, filed February 28, 2000.

(10) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 2 to the registration statement of Legg Mason Investment Trust, Inc., SEC File No. 33-88715, filed March 28, 2000.

(11) Incorporated by reference to corresponding exhibit of Post-Effective Amendment No. 20 to the registration statement, SEC File No. 33-56672, filed April 28, 2000.

Item 17. Undertakings
         ------------

         (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities At of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement on Form N-14, containing an opinion of counsel supporting the tax consequences of the reorganization described herein within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, Legg Mason Global Trust, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 20th day of December, 2000.

                                           LEGG MASON GLOBAL TRUST, INC.

                                           By: /s/ Marie K. Karpinski
                                              ----------------------------------
                                                   Marie K. Karpinski
                                                   Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Signature                          Title                          Date

 /s/ John F. Curley, Jr. *         Chairman of the Board      December 20, 2000
--------------------------------   and Director
John F. Curley, Jr.

 /s/ Edward A. Taber, III *        President and Director     December 20, 2000
--------------------------------
Edward A. Taber, III

 /s/ Richard G. Gilmore *          Director                   December 20, 2000
--------------------------------
Richard G. Gilmore

 /s/ Arnold L. Lehman *            Director                   December 20, 2000
--------------------------------
Arnold L. Lehman

 /s/ Jill E. McGovern *            Director                   December 20, 2000
--------------------------------
Jill E. McGovern

 /s/ T. A. Rodgers *               Director                   December 20, 2000
--------------------------------
T. A. Rodgers

 /s/ G. Peter O'Brien *            Director                   December 20, 2000
--------------------------------
G. Peter O'Brien

 /s/ Nelson A. Diaz *              Director                   December 20, 2000
--------------------------------
Nelson A. Diaz

/s/ Marie K. Karpinski             Vice President             December 20, 2000
----------------------               and Treasurer
Marie K. Karpinski

*Signature affixed by Marie K. Karpinski pursuant to a power of attorney dated November 10, 2000, a copy of which is filed herewith.

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

(1)(h)         -    Articles of Amendment

(11)           -    Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered.

(14)           -    Consent of PricewaterhouseCoopers LLP.

(16)           -    Manually signed copy of power of attorney.